UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

CULLMAN BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Cullman Bancorp, Inc.

316 Second Avenue, S.W.

Cullman, Alabama 35055

(256) 734-1740

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 16, 2023

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Cullman Bancorp, Inc. (the “Company”) will be held at the main office of Cullman Savings Bank, located at 316 Second Avenue S.W., Cullman, Alabama, on Tuesday, May 16, 2023 at 5:00 p.m., local time. Enclosed are a Proxy Card and a Proxy Statement for the Annual Meeting and the Company’s Annual Report for the year ended December 31, 2022.

The purpose of the Annual Meeting is to consider and vote upon:

1.	The election of two directors to the Board of Directors;

2.	The ratification of the appointment of Crowe LLP to serve as the independent registered public accounting firm for the Company for the year ending December 31, 2023;

3.	The approval of the Cullman Bancorp, Inc. 2023 Equity Incentive Plan; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. (Note: The Board of Directors is not aware of any other matters).

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 24, 2023, are the stockholders entitled to vote at the Annual Meeting, and at any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY A STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING. ATTENDANCE AT THE ANNUAL MEETING WILL NOT IN ITSELF CONSTITUTE REVOCATION OF YOUR PROXY.

By Order of the Board of Directors

Robin O’Berry
Corporate Secretary

Cullman, Alabama

April 19, 2023

A SELF-ADDRESSED ENVELOPE FOR RETURNING YOUR PROXY IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THE PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND CULLMAN BANCORP, INC. ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2022, ARE EACH AVAILABLE ON THE INTERNET AT https://www.cullmansavingsbank.com/about/investor-relations/

Cullman Bancorp, Inc.

316 Second Avenue, S.W.

Cullman, Alabama 35055

(256) 734-1740

PROXY STATEMENT

FOR

2023 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Cullman Bancorp, Inc. (the “Company”) to be used at the 2023 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at the main office of Cullman Savings Bank, located at 316 Second Avenue S.W., Cullman, Alabama, on, Tuesday, May 16, 2023, at 5:00 p.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders, the Proxy Card and this Proxy Statement are first being mailed on or about April 19, 2023 to stockholders of record as of the close of business on March 24, 2023.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted according to the instructions indicated thereon. Where no instructions are indicated, validly executed and dated proxies will be voted “FOR” the proposals set forth in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

A proxy may be revoked at any time before its exercise by sending written notice of revocation to the Secretary of the Company at the address shown above, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company before such proxy is voted.

VOTING SECURITIES, QUORUM, AND COUNTING OF VOTES

Voting Securities

Except as noted below, holders of record of the Company’s common stock, par value $0.01 per share, as of the close of business on March 24, 2023 are entitled to one vote for each share then held. As of the close of business on March 24, 2023, the Company had 7,383,585 shares of common stock issued and outstanding.

The Company’s Articles of Incorporation provide that, subject to certain exceptions, record owners of the Company’s common stock that is beneficially owned by a person who beneficially owns in excess of 10% of the Company’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Quorum

The presence in person or by proxy of holders of a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies.

Method of Counting Votes

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder: (i) to vote FOR ALL nominees proposed by the Board; (ii) to WITHHOLD for ALL nominees; or (iii) to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the annual meeting.

As to the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2023, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on the ratification. The ratification of this matter shall be determined by a majority of the votes cast on the matter. Broker non-votes and abstentions will not affect the outcome of the vote.

As to the approval of the Cullman Bancorp, Inc. 2023 Equity Incentive Plan, a stockholder may, by checking the appropriate box: (i) vote “FOR” the approval; (ii) vote “AGAINST” the approval; or (iii) “ABSTAIN” from voting on the approval. The approval of the 2023 Equity Incentive Plan requires a majority of the votes cast in favor of the matter. Broker non-votes and abstentions will not affect the outcome of the vote.

Voting by Participants in the ESOP and by Holders of Non-Vested Restricted Stock

Participants in the Cullman Savings Bank Employee Stock Ownership Plan (the “ESOP”) will receive a vote authorization form for the plan that reflects all shares the participant may direct the trustees to vote on his or her behalf under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of Company common stock allocated to his or her account. The ESOP trustee will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your ESOP Vote Authorization is Tuesday, May 9, 2023 at 5:00 p.m., local time.

Pursuant to the terms of the Cullman Bancorp, Inc. 2020 Equity Incentive Plan, a participant is entitled to vote the non-vested restricted shares of the Company’s common stock awarded to him or her.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 24, 2023, the beneficial ownership of shares of common stock of the Company held by our directors and executive officers, individually and as a group, and all individuals known to management to own more than 5% of our common stock at March 24, 2023. For purposes of this table, a person is deemed to be the beneficial owner of any shares of common stock over which he has, or shares, directly or indirectly, voting or investment power or as to which he or she has the right to acquire beneficial ownership at any time within 60 days after on March 24, 2023. The mailing address for each of our directors and executive officers is 316 Second Avenue S.W., Cullman, Alabama 35055.

	Number of Shares		Percent Outstanding (1)
5% Beneficial Owners:
Cullman Savings Bank Employee Stock Ownership Plan	1,006,155		13.6%
316 Second Avenue SW Cullman, Alabama 35055
John A. Riley, III, Chairman, President and Chief Executive Officer	429,419	(2)(9)	5.8%
Directors:
Gregory T. Barksdale	80,348	(3)	1.1%
Chad T. Burks	69,601	(4)	*
Dr. Paul D. Bussman	44,512	(5)	*
Nancy McClellan	101,122	(6)	1.4%
Lynne Morton	62,436	(7)	*
Robin Parson	220,676	(8)	3.1%
Executive Officers Who Are Not Directors:
T’aira Ugarkovich, Executive Vice President and Chief Operations Officer	134,892	(2)(10)	1.8%
Katrina Stephens, Senior Vice President and Chief Financial Officer	89,191	(11)	1.2%
All directors and executive officers as a group (9 persons)	1,243,129		16.8%

*	Less than 1%.
(1)	Based on 7,383,585 shares outstanding at March 24, 2023.
(2)

Mr. Riley and Ms. Ugarkovich are trustees of the Employee Stock Ownership Plan and are deemed to have beneficial ownership of the shares held by the Employee Stock Ownership Plan. Including such shares held by the Employee Stock Ownership Plan not already allocated to their accounts, Mr. Riley beneficially owned 917,379 shares of our common stock, or 12.42% of the outstanding shares as of March 24, 2023, and Ms. Ugarkovich beneficially owned 806,356 shares of our common stock, or 10.92% of the outstanding shares as of March 24, 2023.

(3)	Includes 6,817 shares of unvested restricted stock and 6,818 unexercised stock options.
(4)	Includes 6,817 shares of unvested restricted stock, 6,818 unexercised stock options and 50,000 shares of stock that are pledged as collateral.
(5)	Includes 6,817 shares of unvested restricted stock, 6,818 unexercised stock options and 20,000 shares of stock that are pledged as collateral.
(6)	Includes 6,817 shares of unvested restricted stock, 6,818 unexercised stock options and 25,000 shares of stock that are pledged as collateral.
(7)	Includes 6,817 shares of unvested restricted stock and 6,818 unexercised stock options.
(8)	Includes 14,999 shares of unvested restricted stock, 15,000 unexercised stock options and 98,007 shares held by the employee stock ownership plan.
(9)	Includes 34,090 shares of unvested restricted stock, 34,090 unexercised stock options and 155,752 shares held by the employee stock ownership plan.
(10)

Includes 20,454 shares of unvested restricted stock, 20,454 unexercised stock options, 10,884 shares held by the employee stock ownership plan and 56,000 shares that are pledged as collateral for a loan.

(11)

Includes 8,182 shares of unvested restricted stock, 8,180 unexercised stock options, 15,577 shares held by the employee stock ownership plan and 40,000 shares of stock that are pledged as collateral for a loan.

(12)

For purposes of this table, a person is deemed to be the beneficial owner of shares of common stock if he or she has shared voting or investment power with respect to the shares of common stock or has a right to acquire beneficial ownership at any time within 60 days from March 24, 2023. “Voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose of or direct the disposition of shares.

(13)

As of March 24, 2023, 280,200 shares of common stock had been allocated to the accounts of executive officers under the ESOP. Shares of common stock allocated to the accounts of participants are voted according to instructions of the respective participants. Unallocated shares are voted by the ESOP trustee on a pro rata basis according to the voting instructions of plan participants

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board of Directors is comprised of seven members. Our Bylaws provide that directors are divided into three classes as nearly equal in number as possible, with one class of directors elected annually. Two directors have been nominated for election at the annual meeting to serve for a three-year period and until their respective successors shall have been elected and qualified. The Board of Directors has nominated Nancy F. McClellan and Lynne Butler Morton to serve as directors for three-year terms. Each nominee is currently a director of the Company.

The following sets forth certain information regarding the nominees, the other current members of our Board of Directors, and executive officers who are not directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the annual meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee or continuing director and any other person pursuant to which such nominee or continuing director was selected. Age information is as of December 31, 2022, and term as a director includes service with Cullman Savings Bank.

With respect to directors and nominees, the biographies contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Board of Directors to determine that the person should serve as a director. Each director of the Company is also a director of Cullman Savings Bank.

The Board of Directors unanimously recommends a vote “FOR” all of the nominees for director.

Nominees for Director:

Nancy F. McClellan. Age 65. Ms. McClellan has been a lawyer in private practice since 1982. She is a partner with the law firm of Bland, Harris & McClellan, P.C., of Cullman, Alabama, and has served as attorney for Cullman Savings Bank since 2001. Ms. McClellan’s Master of Laws degree with a concentration in taxation provides the board of directors with a unique perspective in addressing the legal requirements of the Company and Cullman Savings Bank. Her professional experience also provides us with expertise in the areas of real estate and estate law. Director since 1999.

Lynne Butler Morton. Age 46. Ms. Morton is a Territory Manager with TriGreen Equipment and has been involved with John Deere products since 2000. Ms. Morton is responsible for financial budgets, operation processes and human resources for all departments within her dealerships. Her significant experience in employee development, training, and business management provides the board with substantial insight into operations and development. Director since 2020.

Directors with terms ending following the fiscal year ending December 31, 2023:

Gregory T. Barksdale. Age 56. Mr. Barksdale is a District Sales Manager for ALFA Insurance. He has been employed with ALFA Insurance since 2003. From 1991 until 2003, he was employed as a banker in Cullman County, and has expertise in consumer and commercial lending. Mr. Barksdale brings the board of directors a unique perspective of the community in areas of economic development, residential housing and commercial opportunities. Mr. Barksdale’s business experience with financial institutions also gives him extensive insights into the challenges and opportunities in our overall operations and lending activities. Director since 2013.

Dr. Paul D. Bussman. Age 66. Dr. Bussman has been a practicing dentist in Cullman since 1983. He also served as the Alabama State Senator for the 4th District (Cullman, Winston and Lawrence Counties) from 2010 to 2018. Dr. Bussman’s senatorial experience and experience in our local markets provides us with substantial insights and discipline for enhancing our public perception and corporate citizenship initiatives. Director since 1994.

Directors with terms ending following the fiscal year ending December 31, 2024:

John A. Riley, III. Age 58. Mr. Riley has served as President and Chief Executive Officer of Cullman Savings Bank since 2006. He was initially employed by Cullman Savings Bank in 1993 as a loan officer and held several positions prior to being named Chief Executive Officer, including Senior Vice President for Lending, a position he held from 1999 to 2006. Mr. Riley’s positions as President and Chief Executive Officer foster clear accountability, effective decision-making, a clear and direct channel of communication from senior management to the full board of directors, and alignment on corporate strategy. Director since 2000.

Robin Parson. Age 56. Ms. Parson has served as Executive Vice President of Cullman Savings Bank since 2006. She was initially employed by Cullman Savings Bank in 1985 as a teller and held several positions, including Chief Operations Officer before being named Executive Vice President. Ms. Parson’s extensive experience in a variety of roles at Cullman Savings Bank provides a broad and unique perspective on the challenges facing our organization and our business strategies and operations. Director since 2019.

Chad T. Burks. Age 46. Mr. Burks has been the owner of Burks Brothers Pools since 2001. He is a commercial general contractor and owns several commercial rental properties in the Cullman area. Mr. Burks has strong marketing, sales, and customer service assessment skills. Mr. Burks’s experience as a small business owner gives him extensive insight into the customers who live in our market areas and economic developments affecting the communities in which we operate, as well as the challenges facing small businesses in our market area. Mr. Burks’s work experience also provides valuable insight into budgeting and financial strategy. Director since 2019.

Executive Officers Who Are Not Directors

The following sets forth information regarding our executive officers who are not directors. Age information is as of December 31, 2022. Our executive officers are elected annually.

T’aira Ugarkovich. Age 38. Ms. Ugarkovich has served as Executive Vice President and Chief Operations Officer of Cullman Savings Bank the past three years. Previously, Ms. Ugarkovich was our Chief Credit Officer. Ms. Ugarkovich is a 2017 graduate from Alabama Banking School. Ms. Ugarkovich has 14 years of banking experience. Prior to working at Cullman Savings Bank, Ms. Ugarkovich was a Credit Officer for four years and Treasury Management Officer for two years at Progress Bank. Ms. Ugarkovich has a Bachelor of Science degree in Finance from the University of Alabama in Huntsville.

Katrina Stephens. Age 39. Ms. Stephens was named our Senior Vice President and Chief Financial Officer in 2015. Ms. Stephens is a 2018 graduate from Alabama Banking School. Ms. Stephens was previously a Senior Level Internal Auditor at Regions Bank, where she began working in 2011. Prior to Regions, Ms. Stephens worked as a Senior External Auditor at Pricewaterhouse Coopers, where she began working in 2007. Ms. Stephens has a Master of Accountancy degree from the University of Alabama and is a Certified Public Accountant.

Board Independence

The board of directors has determined that each of our directors, with the exception of Chairman of the Board, President and Chief Executive Officer John A. Riley, III, Executive Vice President Robin Parson and Director Nancy F. McClellan is “independent” as defined in the listing standards of the Nasdaq Stock Market. Mr. Riley and Ms. Parson are not independent because they are our executive officers, and Ms. McClellan is not independent because of legal fees paid to her firm, which totaled $60,410 for the year ended December 31, 2022. In determining the independence of our directors, the board of directors considered relationships between Cullman Savings Bank and our directors that are not required to be reported under “—Transactions With Certain Related Persons,” consisting of deposit accounts that our directors maintain at Cullman Savings Bank.

Board Leadership Structure

The Board of Directors believes its administration of its risk oversight function is not adversely affected by the Board of Directors’ leadership structure. To assure effective independent oversight, the Board has adopted a number of governance practices, including holding executive sessions of the independent directors at least twice a year or more often as needed. In addition, the Compensation Committee, which consists only of independent directors, evaluates the performance of our Chairman of the Board and Chief Executive Officer and presents its findings to our independent directors.

Risk Oversight

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board of Directors satisfies this responsibility through the review of minutes from each committee regarding such committee’s considerations and actions, through frequent attendance as nonvoting guests at committee meetings and through regular reports directly from officers responsible for oversight of particular risks within our organization. The Board of Directors regularly reviews information regarding the Company’s credit, liquidity, and operations, as well as the risks associated with such areas. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks. The Nominating and Corporate Governance Committee manages risks associated with the Company’s corporate governance, including the independence of the Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed about such risks. The Board of Directors annually reviews our conflicts of interest policy to ensure all directors are in compliance with the policy.

Risks relating to the direct operations of Cullman Savings Bank are further overseen by its Board of Directors, who are the same individuals who serve on the Board of Directors of the Company. The Board of Directors of the Bank also has additional committees that conduct additional risk oversight. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations, and risks acceptable to the organization.

References to our Website Address

Our website address is www.cullmansavingsbank.com. References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

Delinquent Section 16(a) Reports

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed for the year ended December 31, 2022, we believe that no executive officer, director or 10% beneficial owner of our shares of common stock failed to file ownership reports on a timely basis.

Code of Ethics for Senior Officers

The Company has adopted a Code of Ethics for Senior Officers that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics for Senior Officers is available on our website at www.cullmansavingsbank.com and can be accessed under “Corporate Governance” by clicking “About Us” and then “Investor Relations.” Amendments to and waivers from the Code of Ethics for Senior Officers will also be disclosed on our website.

Attendance at Annual Meetings of Stockholders

The Company does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts. All of our then-current directors attended our 2022 Annual Meeting of Stockholders.

Communications with the Board of Directors

Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: Cullman Bancorp, Inc., 316 Second Avenue S.W., Cullman, Alabama 35055, Attention: Board of Directors. The letter should indicate that the sender is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly (for example, where it is a request for information about the Company or it is a stock-related matter). The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. At each Board of Directors meeting, the Corporate Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.

Meetings and Committees of the Board of Directors

General. The Company’s business is conducted at regular and special meetings of the full Board of Directors and its standing committees. In addition, the “independent” members of the board of directors” (as defined in the listing standards of the Nasdaq Stock Market) meet in executive sessions. The standing committees include the Audit, Compensation and Nominating and Corporate Governance Committees.

The Board of Directors held seven regular meetings and no special meetings during the year ended December 31, 2022. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director); and (ii) the total number of meetings held by all committees on which he served (during the periods that he served).

Audit Committee. The Audit Committee consists of Directors Barksdale, Bussman, Morton and Burks, each of whom is “independent” in accordance with applicable Securities and Exchange Commission rules and Nasdaq listing standards. Director Barksdale serves as chair of the Audit Committee. The Audit Committee does not have an “audit committee financial expert” as defined under applicable Securities and Exchange Commission rules. The Board of Directors does not believe it is necessary to have such a person on the Audit Committee because each Audit Committee member has the ability to analyze and evaluate our financial statements as well as an understanding of the Audit Committee’s functions. In addition, each Audit Committee member has assessed the finances and financial reporting of his own business.

Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.cullmansavingsbank.com and can be accessed under “Corporate Governance” by clicking “About Us” and then “Investor Relations.” As more fully described in the Audit Committee Charter, the Audit Committee reviews the Company’s financial records and affairs and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee held eight regular meetings and three special meetings during the year ended December 31, 2022.

Compensation Committee. The Compensation Committee, consisting of Directors Barksdale, Bussman, Morton and Burks. Director Bussman serves as chair of the Compensation Committee. No member of the Compensation Committee is a current or former officer or employee of Cullman Bancorp, Inc. or Cullman Savings Bank. The Compensation Committee held one regular meeting and no special meetings during the year ended December 31, 2022.

With regard to compensation matters, the Compensation Committee’s primary purposes are to discharge the Board’s responsibilities relating to the compensation of the Chief Executive Officer and other executive officers, to oversee Cullman Bancorp, Inc.’s compensation and incentive plans, policies and programs, and to oversee Cullman Bancorp, Inc.’s management development and succession plans for executive officers. Cullman Bancorp, Inc.’s Chief Executive Officer will not be present during any committee deliberations or voting with respect to his or her compensation. The Compensation Committee may form and delegate authority and duties to subcommittees as it deems appropriate.

During the year ended December 31, 2022, the Compensation Committee did not utilize the assistance of any compensation consultants.

Our Board of Directors has adopted a written charter for the Compensation Committee, which is available on our website at www.cullmansavingsbank.com and can be accessed under “Corporate Governance” by clicking “About Us” and then “Investor Relations.” This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that encourages the achievement of long-range objectives and builds long-term value for our stockholders.

The Compensation Committee considers a number of factors in their decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of Cullman Bancorp, Inc. and a peer group analysis of compensation paid at institutions of comparable size and complexity. The Compensation Committee also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer.

Nominating and Corporate Governance Committee. The Nominating Committee consists of Directors Barksdale, Bussman, Morton and Burks. Director Barksdale serves as chair of the Nominating Committee. Our Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our website at www.cullmansavingsbank.com and can be accessed under “Corporate Governance” by clicking “About Us” and then “Investor Relations.”

As more fully described in its charter, the Nominating and Corporate Governance Committee assists the Board of Directors in identifying qualified individuals to serve as Board members, in determining the composition of the Board of Directors and its committees, in developing, recommending and overseeing a process to assess Board effectiveness and in developing and recommending the Company’s corporate governance guidelines. The Nominating and Corporate Governance Committee also considers and recommends the nominees for director to stand for election at the Company’s annual meeting of stockholders. The Nominating and Corporate Governance Committee held one regular meeting and no special meetings during the year ended December 31, 2022.

Nominating and Corporate Governance Committee Procedures

It is the policy of the Nominating and Corporate Governance Committee of the Board of Directors to consider director candidates recommended by stockholders who appear to be qualified to serve on the Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Diversity Considerations. The Board of Directors does not have a formal policy or specific guidelines regarding diversity among board members. However, the Board of Directors seeks members who represent a mix of backgrounds that will reflect the diversity of our stockholders, employees, and customers, and experiences that will enhance the quality of the Board of Directors’ deliberations and decisions. As the holding company for a community bank, the Board of Directors also seeks directors who can continue to strengthen Cullman Savings Bank’s position in its community and can assist Cullman Savings Bank with business development through business and other community contacts.

Process for Identifying and Evaluating Nominees; Director Qualifications. The Board of Directors considers the following criteria in evaluating and selecting candidates for nomination:

•

Contribution to Board – Cullman Bancorp, Inc. endeavors to maintain a Board of Directors that possesses a wide range of abilities. Thus, the Board of Directors will assess the extent to which the candidate would contribute to the range of talent, skill and expertise appropriate for the Board of Directors. The Board of Directors will also take into consideration the number of public company boards of directors, other than Cullman Bancorp, Inc.’s, and committees thereof, on which the candidate serves. The Board of Directors will consider carefully the time commitments of any candidate who would concurrently serve on the boards of directors of more than two public companies other than Cullman Bancorp, Inc., it being the policy of Cullman Bancorp, Inc. to limit public company directorships to two companies other than Cullman Bancorp, Inc.

•

Experience – Cullman Bancorp, Inc. is the holding company for an insured depository institution. Because of the complex and heavily regulated nature of Cullman Bancorp, Inc.’s business, the Board of Directors will consider a candidate’s relevant financial, regulatory and business experience and skills, including the candidate’s knowledge of the banking and financial services industries, familiarity with the operations of public companies and ability to read and understand fundamental financial statements, as well as real estate and legal experience.

•

Familiarity with and Participation in Local Community – Cullman Bancorp, Inc. is a community-orientated organization that serves the needs of local consumers and businesses. In connection with the local character of Cullman Bancorp, Inc.’s business, the Board of Directors will consider a candidate’s familiarity with Cullman Bancorp, Inc.’s market area (or a portion thereof), including without limitation the candidate’s contacts with and knowledge of local businesses operating in Cullman Bancorp, Inc.’s market area, knowledge of the local real estate markets and real estate professionals, experience with local governments and agencies and political activities, and participation in local business, civic, charitable or religious organizations.

•

Integrity – Due to the nature of the financial services provided by Cullman Bancorp, Inc. and its subsidiaries, Cullman Bancorp, Inc. is in a special position of trust with respect to its customers. Accordingly, the integrity of the Board of Directors is of utmost importance to developing and maintaining customer relationships. In connection with upholding that trust, the Board of Directors will consider a candidate’s personal and professional integrity, honesty and reputation, including, without limitation, whether a candidate or any entity controlled by the candidate is or has in the past been subject to any regulatory orders, involved in any regulatory or legal action, or been accused or convicted of a violation of law, even if such issue would not result in disqualification for service under Cullman Bancorp, Inc.’s Bylaws.

•

Stockholder Interests and Dedication – A basic responsibility of directors is the exercise of their business judgment to act in what they reasonably believe to be in the best long-term interests of Cullman Bancorp, Inc. and its stockholders. In connection with such obligation, the Board of Directors will consider a candidate’s ability to represent the best long-term interests of Cullman Bancorp, Inc. and its stockholders, including past service with Cullman Bancorp, Inc. or Cullman Savings Bank and contributions to their operations, the candidate’s experience or involvement with other local financial services companies, the potential for conflicts of interests with the candidate’s other pursuits, and the candidate’s ability to devote sufficient time and energy to diligently perform his or her duties, including the candidate’s ability to personally attend board and committee meetings.

•

Independence – The Board of Directors will consider the absence or presence of material relationships between a candidate and Cullman Bancorp, Inc. (including those set forth in applicable listing standards) that might impact objectivity and independence of thought and judgment. In addition, the Board of Directors will consider the candidate’s ability to serve on any Board committees that are subject to additional regulatory requirements (e.g. Securities and Exchange Commission regulations and applicable listing standards). If Cullman Bancorp, Inc. should adopt independence standards other than those set forth in the Nasdaq Stock Market listing standards, the Board of Directors will consider the candidate’s potential independence under such other standards.

•

Gender and Ethnic Diversity – Cullman Bancorp, Inc. understands the importance and value of gender and ethnic diversity on a Board of Directors and will consider highly qualified women and individuals from minority groups to include in the pool from which candidates are chosen.

•

Additional Factors – The Board of Directors will also consider any other factors it deems relevant to a candidate’s nomination, including the extent to which the candidate helps the Board of Directors reflect the diversity of Cullman Bancorp, Inc.’s stockholders, employees, customers and communities. The Board of Directors also may consider the current composition and size of the Board of Directors, the balance of management and independent directors, and the need for audit committee expertise.

The Board of Directors identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service, including the current members’ board and committee meeting attendance and performance, length of board service, experience and contributions, and independence. Current members of the Board of Directors with skills and experience that are relevant to Cullman Bancorp, Inc.’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If there is a vacancy on the Board of Directors because any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the Board of Directors would determine the desired skills and experience of a new nominee (including a review of the skills set forth above), may solicit suggestions for director candidates from all board members and may engage in other search activities.

During the year ended December 31, 2022, the Nominating and Corporate Governance Committee did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director.

The Board of Directors may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary at Cullman Bancorp, Inc., 316 Second Avenue S.W., Cullman, Alabama 35055. The Board of Directors has adopted a procedure by which stockholders may recommend nominees to the Board of Directors.

Stockholders who wish to recommend a nominee must write to Cullman Bancorp, Inc.’s Corporate Secretary and such communication must include:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Board of Directors;

•	The name and address of the stockholder as they appear on Cullman Bancorp, Inc.’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

•	The class or series and number of shares of Cullman Bancorp, Inc.’s capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

•

A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•	The name, age, personal and business address of the candidate and the principal occupation or employment of the candidate;

•	The candidate’s written consent to serve as a director;

•

A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on Cullman Bancorp, Inc.’s Board of Directors; and

•

Such other information regarding the candidate or the stockholder as would be required to be included in Cullman Bancorp, Inc.’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A.

To be timely, the submission of a candidate for director by a stockholder must be received by the Corporate Secretary at least 120 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders. If (i) less than 90 days’ prior public disclosure of the date of the meeting is given to stockholders and (ii) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, a stockholder’s submission of a candidate shall be timely if delivered or mailed to and received by the Corporate Secretary of Cullman Bancorp, Inc. no later than the 10th day following the day on which public disclosure (by press release issued through a nationally recognized news service, a document filed with the Securities and Exchange Commission, or on a website maintained by Cullman Bancorp, Inc.) of the date of the annual meeting is first made.

Submissions that are received and that satisfy the above requirements are forwarded to the Board of Directors for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.

There is a difference between the recommendations of nominees by stockholders pursuant to this policy and a formal nomination (whether by proxy solicitation or in person at a meeting) by a stockholder. Stockholders have certain rights under applicable law with respect to nominations, and any such nominations must comply with applicable law and provisions of the Bylaws of Cullman Bancorp, Inc. See “Stockholder Proposals and Nominations.”

Audit Committee Report

The Audit Committee has issued a report that states as follows:

•	We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2022.

•

We have discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board Auditing Standard.

•

We have received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Cullman Bancorp, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Gregory T. Barksdale (Chairman)

Chad T. Burks

Dr. Paul D. Bussman

Lynne Butler Morton

Transactions With Certain Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as Cullman Savings Bank, to their executive officers and directors in compliance with federal banking regulations. Federal regulations permit executive officers and directors to receive the same terms that are widely available to other employees as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Cullman Savings Bank makes loans to its employees through an employee loan program pursuant to which loans are made at a reduced rate. The reduced rate is 100 basis points above the Enterprise 11th District COFI Replacement Index published by Freddie Mac, rounded up to the nearest quarter percentage, and adjusted annually.

The tables below list our directors and executive officers who participated in the employee loan program during the years ended December 31, 2022 and 2021. No other directors or executive officers of Cullman Savings Bank participated in the employee loan program during these periods.

Name	Type of Loan	Largest Aggregate Balance 1/1/22 to 12/31/22	Principal Balance 12/31/22	Principal Paid 1/1/22 to 12/31/22	Interest Paid 1/1/22 to 12/31/22	Interest Rate
Paul D. Bussman	Residential mortgage	$279,983	$—	$279,893	$1,548	1.25%
Paul D. Bussman	Residential mortgage	$525,000	$514,796	$10,204	$3,935	1.25%
Chad T. Burks	Residential mortgage	$318,169	$305,142	$13,027	$4,036	1.25%
John A. Riley, III	Residential mortgage	$617,432	$—	$617,432	$879	1.25%
John A. Riley, III	Residential mortgage	$920,000	$895,737	$24,263	$11,660	1.25%
Nancy McClellan	Residential mortgage	$150,000	$140,757	$9,243	$1,671	1.25%
Robin Parson	Residential mortgage	$162,307	$148,606	$13,701	$2,120	1.25%
Katrina Stephens	Residential mortgage	$365,235	$—	$365,235	$1,668	1.25%
Katrina Stephens	Residential mortgage	$539,000	$529,086	$9,914	$4,508	1.25%
T’aira Ugarkovich	Residential mortgage	$469,458	$—	$469,458	$2,354	1.25%
T’aira Ugarkovich	Residential mortgage	$647,000	$636,416	$10,584	$5,898	1.25%

Name	Type of Loan	Largest Aggregate Balance 1/1/21 to 12/31/21	Principal Balance 12/31/21	Principal Paid 1/1/21 to 12/31/21	Interest Paid 1/1/21 to 12/31/21	Interest Rate
Paul D. Bussman	Residential mortgage	$299,922	$279,983	$19,938	$5,084	1.25%
Chad T. Burks	Residential mortgage	$330,358	$318,169	$12,188	$5,684	1.25%
John A. Riley, III	Residential mortgage	$639,781	$617,432	$22,349	$11,014	1.25%
Nancy McClellan	Residential mortgage	$150,000	$150,000	$—	$172	1.25%
Robin Parson	Residential mortgage	$171,380	$162,307	$9,073	$2,927	1.25%
Katrina Stephens	Residential mortgage	$376,588	$365,235	$11,353	$6,500	1.25%
T’aira Ugarkovich	Residential mortgage	$347,420	$—	$347,420	$1,549	1.25%
T’aira Ugarkovich	Residential mortgage	$476,950	$469,458	$7,492	$5,068	1.25%

These loans neither involve more than the normal risk of collection nor present other unfavorable features. Loans made to directors or executive officers, including any modification of such loans, must be approved by a majority of disinterested members of the board of directors. The interest rate on loans to directors and officers is the same as that offered to other employees.

Since January 1, 2021, other than described above, and except for loans to directors and executive officers made in the ordinary course of business that were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Cullman Savings Bank and for which management believes neither involve more than the normal risk of collection nor present other unfavorable features, we and our subsidiary have not had any transaction or series of transactions, or business relationships, nor are any such transactions or relationships proposed, in which the amount involved exceeds $120,000 and in which our directors or executive officers have a direct or indirect material interest.

Pursuant to our Policy and Procedures for Approval of Related Person Transactions, the Audit Committee periodically reviews, no less frequently than twice a year, a summary of transactions in excess of $25,000 with our directors, executive officers, and their family members, for the purpose of determining whether the transactions are within our policies and should be ratified and approved. Additionally, pursuant to our Code of Business Conduct and Ethics, all of our executive officers and directors must disclose any personal or financial interest in any matter that comes before the Company.

Executive Compensation

The following table sets forth for the years ended December 31, 2022 and 2021 certain information as to the total compensation paid to our President and Chief Executive Officer and our two other most highly compensated executive officers. Each executive is referred to as a “named executive officer.”

Name and principal position	Year	Salary ($)	Bonus ($)	Nonqualified Deferred Compensation Earnings ($)(1)	All other Compensation ($)(2)	Total ($)
John A. Riley, III,	2022	250,000	87,500	36,912	142,784	517,196
Chairman of the Board,	2021	250,000	75,000	68,703	131,385	525,088
President and Chief
Executive Officer
Robin Parson, Executive	2022	156,300	46,890	11,984	123,824	338,998
Vice President	2021	156,000	45,000	18,159	112,585	331,744
T’aira Ugarkovich,	2022	145,000	43,500	5,324	93,974	287,798
Executive Vice	2021	140,000	67,000	9,302	82,328	298,630
President and Chief
Operating Officer

(1)

The non-qualified deferred compensation earnings represents the above market earnings on compensation that was deferred on behalf of each named executive officer under the amended and restated deferred incentive plan and the amended and restated deferred director plan, which are described below.

(2)	A break-down of the various elements of compensation in this column for the year ended December 31, 2022 is set forth in the following table:

Name	Profit Sharing ($)	Director Fees ($)	Deferral Plans(a) ($)	Employee Stock Ownership Plan ($)	Total All Other Compensation ($)
John A. Riley, III	26,204	21,000	56,000	39,580	142,784
Robin Parson	26,204	21,000	37,200	39,420	123,824
T’aira Ugarkovich	29,193	—	29,000	35,781	93,974

(a)

Represents amounts contributed to the Amended and Restated Deferred Incentive Plan in the amount of $50,000, $31,200 and $29,000 respectively, for Mr. Riley, Ms. Parson and Ms. Ugarkovich, and a matching contribution under the Amended and Restated Directors’ Deferred Compensation Plan in the amount of $6,000 for each of Mr. Riley and Ms. Parson.

Benefit Plans and Agreements

Employment Agreements. Cullman Savings Bank has entered into employment agreements with Mr. John A. Riley, III, Ms. Robin Parson and Ms. T’aira Ugarkovich. Each agreement has similar terms. Commencing on the first anniversary of the agreements and on each subsequent anniversary thereafter, the agreements will be renewed for an additional year so that the remaining term will be three years, unless a notice is provided to the executive that the agreement will not renew. The current base salaries for Mr. Riley, Ms. Parson and Ms. Ugarkovich are $265,000, $160,000 and $160,000, respectively. In addition to the base salary, each agreement will provide for, among other things, participation in bonus programs and other fringe benefit plans applicable to executive employees. The executive’s employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.

Certain events resulting in the executive’s termination or resignation entitle the executive to payments of severance benefits following termination of employment. In the event of the executive’s involuntary termination for reasons other than for cause, disability or retirement, or in the event the executive resigns during the term of the agreement following (a) failure to appoint the executive to the executive position set forth in the agreement, (b) a material change in the executive’s function, duties or responsibilities resulting in a reduction of the responsibility, scope, or importance of executive’s position, (c) relocation of the executive’s office by more than 25 miles, (d) a material reduction in the benefits or perquisites paid to the executive unless such reduction is part of a reduction that is generally applicable to officers or employees of Cullman Savings Bank, or (e) a material breach of the employment agreement by Cullman Savings Bank, then the executive would be entitled to a severance payment in the form of a cash lump sum equal to (a) two times (three times for Mr. Riley) the sum of (i) the highest rate of base salary paid to the executive at any time, and (ii) the highest bonus paid to the executive at any time during the prior three years. In addition, the executive would be entitled to receive a lump sum payment equal to the present value of the contributions that would reasonably have been expected to be made on executive’s behalf under Cullman Savings Bank’s defined contribution plans (e.g., our 401(k) Plan or Employee Stock Ownership Plan) if the executive had continued working for two full calendar years (three years for Mr. Riley) earning the salary that would have been achieved during such period. Internal Revenue Code Section 409A may require that a portion of the above payments cannot be made until six months after termination of employment if the executive is a “key employee” under Internal Revenue Service rules. In addition, the executive would be entitled, at no expense to the executive, to the continuation of life insurance and non-taxable medical and dental coverage for two full calendar years (three for Mr. Riley), or, if participation by the executive is not permitted under the terms of the applicable health plans, or if providing such benefits would subject Cullman Savings Bank to penalties, then Cullman Savings Bank shall pay the executive a cash lump sum payment reasonably estimated to be equal to the cost of such non-taxable medical and dental benefits.

In the event of a change in control of Cullman Savings Bank or Cullman Bancorp, Inc., followed by the executive’s involuntary termination other than for cause, disability or retirement, or resignation for one of the reasons set forth above within 18 months thereafter, the executive would be entitled to a severance payment in the form of a cash lump sum equal to (a) two times (three times for Mr. Riley) the sum of (i) the highest rate of base salary paid to the executive at any time, and (ii) the highest bonus paid to the executive with respect to the three completed fiscal years prior to the change of control, plus (b) a lump sum equal to the present value of the contributions that would reasonably have been expected to be made on the executive’s behalf under Cullman Savings Bank’s defined contribution plans (e.g., 401(k) Plan and Employee Stock Ownership Plan) if the executive had continued working for two full calendar years (three for Mr. Riley), earning the salary that would have been achieved during such period. In addition, the executive would be entitled, at no expense to the executive, to the continuation of life insurance and non-taxable medical and dental coverage for 24 months (36 for Mr. Riley) following the termination of two full calendar years employment, or if providing such benefits would subject Cullman Savings Bank to penalties, then Cullman Savings Bank shall pay the executive a cash lump sum payment reasonably estimated to be equal to the cost of such non-taxable medical and dental benefits. In the event payments made to the executive include an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code, such payments will be cutback by the minimum dollar amount necessary to avoid this result.

Under each employment agreement, if an executive becomes disabled within the meaning of such term under Section 409A of the Internal Revenue Code, the executive shall receive benefits under any short-term or long-term disability plans maintained by Cullman Savings Bank.

Upon termination of the executive’s employment, the executive shall be subject to certain restrictions on their ability to compete for a period of six months following termination of employment, or to solicit business or employees of Cullman Savings Bank and Cullman Bancorp, Inc. for a period of one year following termination of employment.

Amended and Restated Deferred Incentive Plan. Cullman Savings Bank maintains an Amended and Restated Deferred Incentive Plan whereby Mr. Riley, Ms. Parson and Ms. Ugarkovich receive an annual amount credited to their account. The executives do not contribute to the plan. For 2022, Mr. Riley, Ms. Parson and Ms. Ugarkovich would receive an award of up to 20% of base salary if the goals are met to the discretion and satisfaction of the compensation committee. The specific goals are determined annually and are subject to the discretion of the compensation committee. For 2022, the compensation committee set the specific goals in consultation with our President and Chief Executive Officer. The goal for 2022 was a return on average assets of 0.80% to 0.90%. The Amended and Restated Deferred Incentive Plan, which is an unfunded plan, provides that each annual award is credited with an assumed annual return equal to the greater of an interest rate equal to 6% or 10 times Cullman Savings Bank’s return on assets for the most recently completed year, but not to exceed an interest rate of 10%. In addition, each annual award is subject to a five-year cliff vesting schedule and executives will become 100% vested upon a change in control, death, disability or retirement. Executives will receive a distribution upon termination of service, or if earlier, the occurrence of an unforeseen emergency, death, disability or change in control. Under this plan, Mr. Riley, Ms. Parson and Ms. Ugarkovich received awards for the year ended December 31, 2022, of $50,000, $31,200 and $29,000 respectively.

Life Insurance Agreements. Cullman Savings Bank has purchased life insurance policies for Mr. Riley, Ms. Parson and Ms. Ugarkovich. Under the agreements, the beneficiaries of Mr. Riley, Ms. Parson and Ms. Ugarkovich are entitled to a death benefit paid by the insurer from the policy proceeds equal to $175,000, $175,000 and $175,000, respectively.

Profit Sharing Plan. Cullman Savings Bank maintains a tax-qualified defined contribution plan for eligible employees (the “Profit Sharing Plan”). All employees who are at least 19 years old who have completed at least one year of entry service are eligible to participate in the Profit Sharing Plan. The Bank may make an annual discretionary contribution to the Profit Sharing Plan, which is shared among all eligible participants, including the named executive officers. Participants may not make any contributions to the Profit Sharing Plan but they may direct the investments of their account balances. To be eligible to share in the discretionary profit sharing contribution, a participant must be employed on December 31. A participant will also be eligible to share in the profit sharing contribution if he or she was an active participant at any time during the plan year and retired, died or became totally disabled. The discretionary profit sharing contribution is divided among participants on the basis of each participant’s proportional share of compensation relative to all participants. Participants become 100% vested in the contributions made to their account upon the completion of three years of service. In 2022, Cullman Savings Bank made a discretionary contribution in the amount of $516,675 to the Profit Sharing Plan.

Employee Stock Ownership Plan. Cullman Savings Bank maintains an employee stock ownership plan. Eligible employees who have attained age 19 and completed 1,000 hours of service during a continuous 12-month period are eligible to participate in the plan. In 2021, the employee stock ownership plan borrowed funds from Cullman Bancorp, Inc. and used those funds to purchase 370,658 shares of Cullman Bancorp, Inc. common stock in Cullman Bancorp, Inc.’s stock offering and to roll the outstanding balance of the employee stock ownership plan’s loan into the new loan. The loan will be repaid principally through Cullman Savings Bank’s contribution to the employee stock ownership plan and dividends payable on common stock held by the employee stock ownership plan over the anticipated 25-year term of the loan. Collateral for the loan is the common stock purchased by the employee stock ownership plan. The interest rate is fixed at the prime rate as of the date of the loan, which was 3.25%. Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among participants as the loan is repaid.

Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan are allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. Participants become 100% vested upon the completion of three years of service. Participants also become fully vested automatically upon normal retirement, death or disability, or termination of the employee stock ownership plan. Generally, participants receive distributions from the employee stock ownership plan upon separation from service. The employee stock ownership plan reallocates any unvested shares forfeited upon termination of employment among the remaining participants.

The employee stock ownership plan permits participants to direct the trustee as to how to vote the shares of common stock allocated to their accounts. The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

Outstanding Equity Awards at Fiscal Year End. The following table sets forth information with respect to outstanding equity awards as of December 31, 2022 for the named executive officers.

Outstanding Equity Awards at Fiscal Year End
	Option awards				Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)
John A. Riley, III	34,090	51,137	9.86	8/18/2030	34,090	391,694
Robin Parson	15,000	22,499	9.86	8/18/2030	14,999	172,339
T’aira Ugarkovich	20,454	30,682	9.86	8/18/2030	20,454	235,016

(1)	Based on a closing price of common stock of $11.49 as of December 31, 2022.

2020 Equity Incentive Plan. Stockholders approved the Cullman Bancorp, Inc. 2020 Equity Incentive Plan (the “2020 Equity Incentive Plan”), which provides for the grant of stock-based awards to our directors and employees, including our executive officers, in 2020.

The 2020 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 200,000 shares (568,180 split-adjusted) of common stock pursuant to grants of incentive and non-qualified stock options and restricted stock awards. Of this number, the maximum number of shares of common stock that may be issued under the 2020 Equity Incentive Plan pursuant to the exercise of stock option is 120,000 (340,903 split-adjusted), and the maximum number of shares of common stock that may be issued as restricted stock awards is 80,000 (227,266 split-adjusted).

The 2020 Equity Incentive Plan is administered by the members of the Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the 2020 Equity Incentive Plan. The Committee has full and exclusive power within the limitations set forth in the 2020 Equity Incentive Plan to make decisions and determinations regarding: (1) the selection of participants and the granting of awards; (2) establishing the terms and conditions relating to each award; (3) adopting rules, regulations and guidelines for carrying out the 2020 Equity Incentive Plan’s purposes; and (4) interpreting the provisions of the 2020 Equity Incentive Plan and any award agreement. The 2020 Equity Incentive Plan also permits the Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it.

Employees and outside directors are eligible to receive awards under the Equity Incentive Plan. Awards may be granted in a combination of restricted stock awards, incentive stock options, and non-qualified stock options. The exercise price of stock options granted under the Equity Incentive Plan may not be less than the fair market value on the date the stock option is granted. Stock options are subject to vesting conditions and restrictions as determined by the Committee. Stock awards under the 2020 Equity Incentive Plan will be granted only in whole shares of common stock. All shares of restricted stock and all stock option grants will be subject to conditions established by the Committee that are set forth in the applicable award agreement.

To date, all stock options and restricted stock awards granted are subject to time-based vesting and vest over a five-year period, with 20% of the awards vesting each year. The recipients of restricted stock awards are entitled to receive any cash dividends paid on all restricted stock awards, whether such awards are vested or not, and have voting rights consistent with the holders of our common stock generally.

Directors’ Compensation

The following table sets forth for the year ended December 31, 2022 certain information as to the total compensation we paid to our non-employee directors. Mr. Riley and Ms. Parson received director fees of $21,000 for the year ended December 31, 2022, which is included in above Summary Compensation Table.

Director Compensation Table For the Year Ended December 31, 2022
Name	Fees Earned or Paid in Cash ($)	Nonqualified Deferred Compensation Earnings ($)(1)	All Other Compensation ($)(2)	Total ($)
Gregory T. Barksdale	21,000	2,558	6,000	29,558
Chad T. Burks	21,000	1,846	6,000	28,846
Paul D. Bussman	21,000	7,212	6,000	34,212
Nancy McClellan	21,000	25,733	6,000	52,733
Lynne Morton	21,000	1,318	6,000	28,318

(1)

The non-qualified deferred compensation earnings represents the above market earnings on compensation that was deferred by each director under the Amended and Restated Directors’ Deferred Compensation Plan, which is described below.

(2)	Reflects Cullman Savings Bank’s matching contribution under the Amended and Restated Directors’ Cash Compensation Deferral Plan.

Director Fees. Cullman Savings Bank pays each director a fee of $1,750 for each board meeting attended. No separate fees are paid for committee meetings attended or for service as committee chairmen. Cullman Bancorp does not pay any meeting or committee fees.

Amended and Restated Directors’ Deferred Compensation Plan. Cullman Savings Bank maintains a Directors’ Cash Compensation Deferral Plan whereby directors may elect to defer a minimum of 25% and a maximum of 100% of their board fees until the later of age 65 or termination of service, or if earlier, the occurrence of an unforeseen emergency, death, disability or change in control. The Directors’ Cash Compensation Deferral Plan, which is an unfunded plan, provides for an annual matching contribution equal to 100% of the elected deferral amount, not to exceed $6,000 annually, and an assumed annual return on deferred amounts equal to the greater of an interest rate equal to 6% or 10 times Cullman Savings Bank’s return on assets for the most recently completed year, but not to exceed an interest rate of 10%.

In the event a director dies before a termination of service as a director, their beneficiaries will be paid a death benefit determined by assuming the director had remained in service until age 65 and elected the maximum deferral and received the maximum matching contribution each year reduced by the amount of life insurance proceeds payable upon such death (which is specified in each director’s Split Dollar Agreement). Cullman Savings Bank elected to fund this death benefit through the purchase of life insurance policies on the life of each director. The dollar value of the premiums paid on the life insurance policies is provided below. If a director dies after he or she terminates service as a director, the director’s beneficiary will receive only the unpaid portion of the director’s account.

Split Dollar Agreements. In connection with the initial implementation of the Amended and Restated Directors’ Cash Compensation Deferral Plan, Cullman Savings Bank purchased insurance policies on the lives of the directors and entered into endorsement Split Dollar Agreements with each of our directors. Under the Split Dollar Agreements, upon a director’s death while he or she was a director of Cullman Savings Bank, the director’s beneficiary will be paid a death benefit equal to the lesser of (i) 100% of the portion of the insurance proceeds designated in each director’s Split Dollar Agreement, or (ii) the director’s death benefit as calculated under the Cash Compensation Deferral Plan. In the event of the director’s death as of December 31, 2022, the beneficiaries of Mr. Riley, Dr. Bussman, Ms. McClellan, Mr. Barksdale, Mr. Burks, Ms. Morton, Ms. Parson would receive a death benefit of $1.8 million, $693,000, $612,000, $557,000, $993,000, $914,000, and $607,000 respectively. The amount of this benefit is reduced from the amount of the death benefit payable under the Cash Compensation Deferral Plan.

In the event a director dies after he or she terminated service as a director for any reason, including retirement, he or she will not be entitled to any benefits under his or her Split Dollar Agreement. The Split Dollar Agreement may be terminated at any time by Cullman Savings Bank or the director, by written notice to the other. The Split

Dollar Agreement will also terminate automatically if a director ceases to serve as a member of the board of directors for any reason except death, upon the surrender, cessation of Cullman Savings Bank’s business or upon bankruptcy, receivership or dissolution of Cullman Savings Bank. Upon termination, the director forfeits any right in the death benefit and Cullman Savings Bank may retain or terminate the insurance policy in its sole discretion.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Crowe LLP served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022. The Audit Committee has approved the engagement of Crowe LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023, subject to the ratification of the engagement by stockholders. A representative of Crowe LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement, if deemed appropriate.

The Board of Directors is submitting the selection of Crowe LLP to serve as the Company’s independent registered public accounting firm to the stockholders for ratification pursuant to the Company’s Bylaws and as a matter of good corporate practice. If the stockholders fail to ratify the selection of Crowe LLP, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Crowe LLP during the years ended December 31, 2022 and 2021.

	Year ended December 31, 2022	Year ended December 31, 2021
Audit Fees	$190,335	$211,543
Audit-Related Fees	$—	$70,000
Tax Fees	$—	$—
All Other Fees	$—	$—

Audit Fees. Audit Fees include aggregate fees billed for professional services for the audit of our annual consolidated financial statements for the years ended December 31, 2022 and 2021, the limited reviews of quarterly condensed consolidated financial statements included in periodic reports filed with the Securities and Exchange Commission during those periods, including out of pocket expenses, and fees associated with our stock offering and filing of a related registration statement with the Securities and Exchange Commission during the year ended December 31, 2021.

Audit-Relates Fees. Audit-related fees consist of the preparation of a comfort letter related to our stock offering.

The Audit Committee’s current policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approved 100% of audit-related fees and tax fees billed and paid during the years ended December 31, 2022 and 2021, as indicated in the table above.

The Board of Directors unanimously recommends a vote “FOR” the ratification of Crowe LLP to serve as the independent registered public accounting firm for the year ending December 31, 2023.

PROPOSAL 3— APPROVAL OF CULLMAN BANCORP, INC. 2023 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the Cullman Bancorp, Inc. 2023 Equity Incentive Plan (the “2023 Equity Incentive Plan”). The Board of Directors believes the adoption of the 2023 Equity Incentive Plan is in the best interests of the Company and its stockholders as a means of providing the Company and Cullman Savings Bank with the ability to retain, reward, attract and incentivize employees and directors in order to promote growth, improve performance and further align their interests with those of stockholders of the Company through the ownership of additional shares of common stock of the Company.

Why We Are Seeking Approval of the 2023 Equity Incentive Plan

Many companies with which we compete for directors and employees, including management-level employees, are stockholder-owned companies that offer equity compensation as part of their overall compensation programs. By approving the 2023 Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly-qualified employees and directors by offering competitive compensation programs linked, in part, to the performance of our common stock. In addition, the 2023 Equity Incentive Plan will further align the interests of our directors and employees, including our officers, with the interests of our stockholders by potentially increasing the ownership interests of our directors and employees in the common stock of the Company.

We completed our second-step mutual-to-stock conversion in July 2021. As part of the second-step conversion, we sold a total of 4,284,375 shares of common stock, issued a total of 148,120 shares to the Cullman Savings Bank Charitable Foundation and raised approximately $41 million in gross proceeds from the stock offering. A substantial majority of financial institutions that complete a mutual-to-stock conversion have adopted equity-based incentive plans following their conversions. Our offering prospectus indicated our intent to adopt an equity incentive plan at some point following the mutual-to-stock conversion and described the regulatory requirements potentially applicable to an equity plan. Our prospectus also included the pro forma effect of awards granted under a future equity incentive plan.

Highlights of the 2023 Equity Incentive Plan

•

Share Reserve and Terms Generally Consistent with Banking Regulations and Industry Standards. In determining the size and terms of the 2023 Equity Incentive Plan, the Board of Directors and Compensation Committee considered a number of factors, including: (1) industry practices related to the adoption of equity-incentive plans by financial institutions following a mutual-to-stock conversion; and (2) applicable banking regulations related to the adoption of equity-incentive plans by converted financial institutions in certain circumstances. In this regard (and as described below), the maximum number of shares of common stock available under the 2023 Equity Incentive Plan for delivery pursuant to the exercise of stock options equals 10% of the number of shares of common stock sold in the stock offering and the maximum number of shares of common stock that may be issued as restricted stock or restricted stock units equals 4% of the number of shares of common stock sold in the stock offering.

•

Minimum Vesting Periods for Awards. Subject to limited exceptions for death, disability or an involuntary termination without cause at or following a change in control, the 2023 Equity Incentive Plan requires that at least 95% of the awards granted under the plan vest not more rapidly than over a period of one year.

•

Limits on Grants to Directors and Employees. The maximum number of shares of common stock that may be delivered to any one non-employee director pursuant to the exercise of stock options and pursuant to the award of shares of restricted stock or restricted stock units under the 2023 Equity Incentive Plan is 5% (30% in the aggregate for all non-employee directors) of the shares available under the plan for grant of stock options and shares of restricted stock or restricted stock units, respectively. The maximum number of shares of common stock that may be delivered to any one employee pursuant to the exercise of stock options and pursuant to the award of shares of restricted stock or restricted stock units under the 2023 Equity Incentive Plan is 25% of the shares available under the plan for grant of stock options and shares of restricted stock or restricted stock units, respectively.

•

Share Counting. The 2023 Equity Incentive Plan provides that, if an individual forfeits an option or award or if the period to exercise an option expires, the shares covered by the option or award will again become available for future grants. Shares withheld to cover taxes or used to pay the exercise price of stock options will not be available for future grants.

•	No Repricing. The 2023 Equity Incentive Plan prohibits repricing and the exchange of underwater options for cash or shares without stockholder approval.

•

No Single-Trigger Vesting upon a Change in Control. The 2023 Equity Incentive Plan requires “double trigger” vesting of awards upon a change in control, requiring both a change in control plus an involuntary termination or a resignation for “good reason,” except to extent an acquiror does not assume the awards.

•

Clawback Policy. Awards under the 2023 Equity Incentive Plan are subject to the Company’s clawback policies, including under Section 954 of the Dodd-Frank Act, as well as the Company’s trading policy restrictions and hedging/pledging policy restrictions.

General

The following information summarizes the material features of the 2023 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2023 Equity Incentive Plan, which is attached hereto as Appendix A. If there is a conflict between the terms of this disclosure and the terms of the 2023 Equity Incentive Plan, the terms of the 2023 Equity Incentive Plan will control.

Subject to permitted adjustments for certain corporate transactions, the 2023 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 620,548 shares of the Company’s common stock pursuant to grants of incentive and non-qualified stock options, restricted stock awards and restricted stock units. Of this number, the maximum number of shares of common stock we may issue under the 2023 Equity Incentive Plan pursuant to the exercise of stock options is 443,249 shares, and the maximum number of shares of common stock we may issue as restricted stock awards or restricted stock units is 177,299 shares. These amounts represent 10.0% and 4.0%, respectively, of the number of shares of common stock issued and sold in the stock offering.

The Compensation Committee will administer the 2023 Equity Incentive Plan. The Compensation Committee has full and exclusive power within the limitations set forth in the 2023 Equity Incentive Plan to make all decisions and determinations regarding: (1) the selection of participants and the granting of awards; (2) establishing the terms and conditions relating to each award; (3) adopting rules, regulations and guidelines for carrying out the purposes of the plan; and (4) interpreting the provisions of the plan and award agreements. The 2023 Equity Incentive Plan also permits the Compensation Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it. The Compensation Committee may, subject to the limitations set forth in the 2023 Equity Incentive Plan, grant stock options and awards of restricted stock or restricted stock units to themselves and other members of the Board of Directors.

The Compensation Committee may not accelerate the vesting of awards to avoid the one-year minimum vesting requirement specified in the plan except in the event of death, disability or an involuntary termination without cause at or following a change in control. Subject to the foregoing prohibition, the Compensation Committee has the authority to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award or to extend the time period to exercise a stock option, provided the extension complies with Section 409A of the Internal Revenue Code.

Eligibility

All employees, directors and service providers of the Company and its subsidiaries, including Cullman Savings Bank, are eligible to receive awards under the 2023 Equity Incentive Plan, except that non-employees may not receive incentive stock options under the plan. As of March 31, 2023 (the latest practicable date before the printing of this proxy statement), there were five non-employee directors and 61 employees of the Company and its subsidiary, Cullman Savings Bank, eligible to receive awards under the 2023 Equity Incentive Plan.

Types of Awards

The Compensation Committee may determine the type and terms and conditions of awards under the 2023 Equity Incentive Plan. Awards will be evidenced by award agreements approved by the Compensation Committee and delivered to participants. The award agreements will set forth the terms and conditions of each award. The Compensation Committee may grant incentive and non-qualified stock options, restricted stock awards and restricted stock units under the plan.

Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value of the common stock on the date of grant. “Fair Market Value” for purposes of the 2023 Equity Incentive Plan means, if the common stock of the Company is listed on a securities exchange, the closing sales price of the common stock or, if the common stock was not traded on a specific date, then on the immediately preceding date on which sales were reported. If the common stock is not traded on a securities exchange, the Compensation Committee will determine the fair market value in good faith and on the basis of objective criteria consistent with the requirements of the Internal Revenue Code. Stock Options may not have a term longer than ten years from the date of grant.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (1) either in cash or with stock valued at fair market value as of the day of exercise; (2) by a “cashless exercise” through a third party; (3) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price; (4) by personal, certified or cashiers’ check; (5) by other property deemed acceptable by the Compensation Committee; or (6) by a combination of the foregoing. Stock options are subject to vesting conditions and restrictions as determined by the Compensation Committee.

Restricted Stock. A restricted stock award is a grant of common stock to a participant for no consideration, or any minimum consideration that may be required by applicable law. Restricted stock awards under the 2023 Equity Incentive Plan will be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Compensation Committee consistent with the 2023 Equity Incentive Plan. Before awards vest, unless otherwise determined by the Compensation Committee, the recipient of a restricted stock award may exercise voting rights with respect to the common stock subject to the award. Unless otherwise determined by the Compensation Committee, cash dividends paid on unvested awards will be distributed to the participant at the time the dividend is paid on the underlying common stock.

Restricted Stock Units. Restricted stock units are similar to restricted stock awards in that the value of a restricted stock unit is denominated in shares of common stock. However, unlike a restricted stock award, no shares of stock are transferred to the participant until certain requirements or conditions associated with the award are satisfied. The limitation on the number of restricted stock awards available under the 2023 Equity Incentive Plan also applies to restricted stock units.

Limitations on Awards Under the Equity Incentive Plan

The following limits apply to awards under the 2023 Equity Incentive Plan:

•

The maximum number of shares of common stock available for awards under the 2023 Equity Incentive Plan equals 620,548 shares, of which up to 443,249 shares of common stock may be delivered pursuant to the exercise of stock options and 177,299 shares of common stock may be issued pursuant to restricted stock awards or restricted stock units.

•

The maximum number of shares of common stock that may be delivered to any one employee pursuant to the exercise of stock options and pursuant to restricted stock awards or restricted stock units is 110,812 shares and 44,324 shares, respectively (all of which may be granted in any one calendar year). These maximum amounts represent 25% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 25% of the number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units.

•

The maximum number of shares of common stock that may be delivered to any one non-employee director pursuant to the exercise of stock options and the issuance of restricted stock awards or restricted stock units is 22,162 shares and 8,864 shares, respectively (all of which may be granted in any one calendar year). These maximum amounts represent 5% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 5% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units. The Compensation Committee may, subject to these limitations and any other applicable limitations set forth in the 2023 Equity Incentive Plan, grant stock options and awards of restricted stock or restricted stock units to themselves and other members of the Board of Directors.

•

The maximum number of shares of common stock that may be delivered to all non-employee directors, in the aggregate, pursuant to the exercise of stock options and the issuance of restricted stock awards or restricted stock units is 132,974 shares and 53,189 shares, respectively (all of which may be granted in any one calendar year). These maximum amounts represent 30% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 30% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units.

•

Non-employee directors, listed below, who are in the service of the Company as of the annual stockholder meeting will automatically receive initial grants of 22,162 stock options (which represents approximately 5.0% of the maximum number of stock options available for grant) and 8,864 restricted stock awards (which represents approximately 5.0% of the maximum number of restricted stock awards available for grant). The awards will vest at the rate of 20% per year commencing on the first anniversary of the date of grant.

If there is a corporate transaction involving the stock of the Company (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Compensation Committee will, in an equitable manner, adjust the number and kind of securities available for grants of stock options, restricted stock awards or restricted stock units, the number and kind of securities that may be delivered or deliverable with respect to outstanding stock options, restricted stock awards and restricted stock units, and the exercise price of stock options.

In addition, the Compensation Committee is authorized to make certain other adjustments to the terms and conditions of stock options, restricted stock awards and restricted stock units consistent with the terms of the plan.

The closing sale price of the Company’s common stock as quoted on the NASDAQ Capital Market on March 31, 2023 (the latest practicable date before the printing of this proxy statement) was $10.75 per share.

Prohibition Against Repricing of Options. The 2023 Equity Incentive Plan provides that neither the Compensation Committee nor the Board of Directors may make any adjustment or amendment to the plan or an award that reduces or would have the effect of reducing the exercise price of a previously granted stock option.

Prohibition on Transfer. Generally, all awards, except non-qualified stock options, granted under the 2023 Equity Incentive Plan are not transferable, except by will or in accordance with the laws of intestate succession. Awards may be transferable pursuant to a qualified domestic relations order. At the Compensation Committee’s sole discretion, an individual may transfer non-qualified stock options for valid estate planning purposes in a manner consistent with the Internal Revenue Code and federal securities laws. During the life of the participant, only the participant may exercise stock options. However, a participant may designate a beneficiary to exercise stock options or receive any rights that may exist upon the participant’s death with respect to awards granted under the 2023 Equity Incentive Plan.

Performance Measures

The Compensation Committee may use performance measures for vesting purposes with respect to awards granted under the 2023 Equity Incentive Plan. The performance measures may include one or more of the following: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; return on assets; cash return on assets; return on equity; cash return on equity; return on tangible equity; cash return on tangible equity; net income or net income before taxes; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; operating efficiency ratio; financial return ratios; core earnings, capital; increase in revenue; total stockholder return; total shareholder return including special dividends; net operating income, operating income; net interest margin or net interest rate spread; cash flow; cash earnings; stock price; assets, growth in assets, loans or deposits, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, loan production volume, non-performing loans, deposits or assets; non-performing asset ratio; regulatory compliance or safety and soundness; achievement of balance sheet or income statement objectives and strategic business objectives, or any combination of these or other measures determined by the Compensation Committee.

The Compensation Committee may base the measures on the performance of the Company as a whole or of any one or more subsidiaries or business units and may measure performance relative to a peer group, an index or a business plan. Performance measures may be considered as absolute measures or changes in measures. In establishing performance measures, the Compensation Committee may provide for the inclusion or exclusion of certain items.

Dividend Equivalents

The Compensation Committee is authorized to grant dividend equivalents with respect to restricted stock units available under the 2023 Equity Incentive Plan. A dividend equivalent right confers on the participant the right to receive payments equal to cash dividends or distributions with respect to all or a portion of the number of shares of stock subject to the award. Unless otherwise determined by the Compensation Committee, the dividend equivalent right will be paid at the time the dividend is paid on the underlying common stock.

Vesting of Awards

The Compensation Committee will specify the vesting schedule or conditions of each award. Unless the Compensation Committee specifies a different vesting schedule at the time of grant, awards under the 2023 Equity Incentive Plan, other than performance awards, will be granted with a vesting rate not exceeding 20% per year, with the initial installment vesting no earlier than the one-year anniversary of the date of grant. If the vesting of an award under the 2023 Equity Incentive Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting will be determined by the Compensation Committee and evidenced in an award agreement. Notwithstanding anything to the contrary in the 2023 Equity Incentive Plan, at least 95% of the awards available under the plan may not vest more rapidly than over a period of one year, unless accelerated due to death, disability or an involuntary termination of employment or service at or following a change in control. Unless otherwise determined by the Compensation Committee, vesting will accelerate upon death, disability, an involuntary termination of employment or service at or following a change in control or, subject to the foregoing requirements and in a manner consistent with the plan, at the discretion of the Compensation Committee.

Change in Control

Unless otherwise provided in an award agreement, at the time of an involuntary termination of employment or service at or following a change in control, all stock options then held by the participant will become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the stock option). All stock options may be exercised for a period of one year following the participant’s involuntary termination, provided, however, that no stock option will be eligible for treatment as an incentive stock option if the individual exercises the stock option more than three months following involuntary termination of employment. At the time of an involuntary termination of employment or service at or following a change in control, all awards of restricted stock and restricted stock units will immediately become fully vested. If there is a change in control, any performance measures will be deemed satisfied at the “target” level as of the date of the change in control and vest pro-rata based on the portion of the performance period elapsed at the date of the change in control, unless data supports and the Compensation Committee certifies that the performance measures have been achieved at a level higher than the target level as of the effective date of the change in control, in which case, the performance award will vest at the higher level.

Notwithstanding the foregoing, if an acquiring corporation of the Company or Cullman Savings Bank fails to assume the awards granted under the 2023 Equity Incentive Plan or fails to convert the awards to awards for the acquiring corporation’s stock options, restricted stock or restricted stock units, the awards will vest immediately at the effective time of the change in control.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the 2023 Equity Incentive Plan or any award granted under the 2023 Equity Incentive Plan, provided that, except as provided in the plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or the affected beneficiary’s) written consent. The Board of Directors may not amend the 2023 Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the plan (other than as provided in the 2023 Equity Incentive Plan), or materially modify the requirements for participation in the plan, without approval of stockholders. Notwithstanding the foregoing, the Compensation Committee may amend the 2023 Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the plan or an award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the 2023 Equity Incentive Plan, or the making of the award affected thereby, which, in the sole discretion of the Compensation Committee, may materially and adversely affect the financial condition or results of operations of the Company.

Duration of Plan

The 2023 Equity Incentive Plan will become effective upon approval by the stockholders at the annual stockholder meeting. The 2023 Equity Incentive Plan will remain in effect as long as any award under it is outstanding; however, no awards may be granted under the 2023 Equity Incentive Plan on or after the ten-year anniversary of the effective date of the plan. As discussed above, at any time, the Board of Directors may terminate the 2023 Equity Incentive Plan.

Equity Compensation Plan Information

The following table sets forth information, as of December 31, 2022, about Common Stock that may be issued upon exercise of options under stock-based benefit plans maintained by the Company, as well as the number of securities available for issuance under equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	340,903	$9.86	—
Equity compensation plans not approved by security holders	—	—	—

Total	340,903	$9.86	—

Federal Income Tax Considerations

The following is a summary of the current federal income tax consequences with respect to awards under the 2023 Equity Incentive Plan:

Non-Qualified Stock Options. The grant of a non-qualified stock option will not result in taxable income to the participant. Except as described below, the participant will recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the individual upon disposition of the acquired shares will be treated as capital gains and losses, with the cost basis in the shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option also will not result in taxable income to the participant, provided the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months before the date of exercise (one year before the date of exercise if the participant becomes disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of the stock option, then, upon disposition of the acquired shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price. If these holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of: (1) the excess of the fair market value of the shares on the date of exercise over the exercise price; or (2) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant will not realize taxable income at the time of the grant of restricted stock, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will recognize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of the shares will be treated as capital gains and losses, with the basis in the shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant, and the Company will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Restricted Stock Unit. A participant who has been granted a restricted stock unit will not realize taxable income as long as the award remains in the form of a restricted stock unit. When the restricted stock unit is extinguished and the award is settled, the tax consequences for restricted stock awards (see paragraph above) will be recognized. A restricted stock unit does not have voting rights or dividend rights. However, the Compensation Committee may grant dividend equivalent rights. Since no stock is transferred to the participant on the grant date of the restricted stock unit, an election to have the restricted stock unit taxed at the grant date cannot be made since Section 83(b) of the Internal Revenue Code requires a transfer of stock.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy tax withholding requirements. Except as otherwise provided by the Compensation Committee, participants may have shares withheld from awards to satisfy the tax withholding requirements, provided the withholding does not trigger adverse accounting consequences.

Change in Control. Any acceleration of the vesting or payment of awards under the 2023 Equity Incentive Plan in the event of a change in control or termination of employment or service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under Section 280G of the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude a deduction by the Company with respect to the awards.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits our ability to deduct for tax purposes compensation in excess of $1.0 million per year for each of our principal executive officer, principal financial officer and other executive officers named in the summary compensation table (each, a “covered employee”) of our annual proxy statement, as well as any employee who has been designated a covered employee for any fiscal year beginning after December 31, 2016. Compensation resulting from awards under the 2023 Equity Incentive Plan will be counted toward the $1.0 million limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations currently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2023 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2023 Equity Incentive Plan. The Company suggests participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them.

Accounting Treatment

Under Financial Accounting Standards Board Accounting Standards Codification Topic 718, the Company is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Awards to be Granted

The Board of Directors has adopted the 2023 Equity Incentive Plan, contingent upon stockholder approval. If the 2023 Equity Incentive Plan is approved by stockholders, the Compensation Committee may meet promptly after stockholder approval or at a later time to determine the specific terms of the awards, including the allocation of awards to executive officers, employees, and non-employee directors. At the present time, except as described above and set forth below, no specific determination has been made as to the grant or allocation of any awards.

Clawback Policy

The 2023 Equity Incentive Plan provides that if the Company is required to prepare an accounting restatement due to its material noncompliance, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who, if applicable, is subject to clawback under Section 954 of the Dodd-Frank Act must reimburse the Company with the required amount of any payment in settlement of an award earned or accrued during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, awards granted under the 2023 Equity Incentive Plan are subject to any clawback policy adopted by the Board of Directors.

Initial Grants to Certain Non-Employee Directors

Non-employee directors who are in the service of the Company on the date of the annual meeting will automatically be granted the following stock options and restricted stock awards, on or about August 18, 2023, provided that stockholders approve the 2023 Equity Incentive Plan:

Restricted Stock Awards
Name of Non-Employee Director	Dollar Value ($) (1)	Number of Awards
Gregory T. Barksdale.	95,288	8,864
Chad T. Burks.	95,288	8,864
Paul D. Bussman.	95,288	8,864
Nancy McClellan	95,288	8,864
Lynne Morton	95,288	8,864

Non-Employee Directors as a Group (5 persons)	475,440	44,320

(1)

Amounts are based on the fair market value of the Company common stock on March 31, 2023 (the latest practicable date before the printing of this proxy statement) of $10.75 per share. The actual value of the awards is not determinable since their value will depend upon the fair market value of the Company common stock on the date of grant.

Stock Option Awards
Name of Non-Employee Director	Dollar Value ($) (1)	Number of Awards
Gregory T. Barksdale.	—	22,162
Chad T. Burks.	—	22,162
Paul D. Bussman.	—	22,162
Nancy McClellan	—	22,162
Lynne Morton	—	22,162

Non-Employee Directors as a Group (5 persons)		110,810

(1)

Amounts are not determinable because the actual value of the stock options realized will depend on the extent to which the fair market value of the Company’s common stock exceeds the exercise price of the stock option on the date of exercise.

These grants will vest over a five-year period, with 20% becoming vested after the completion of one year of service following the date of grant and then 20% percent becoming vested each year of continued service thereafter for the next four years, subject to accelerated vesting upon death, disability, or an involuntary termination of service at or following a change in control. The exercise price of the stock options will equal the fair market value of the Company’s common stock on the date of grant.

The Compensation Committee believes the proposed awards are reasonable and intended to continue to align the economic interest of the directors with other stockholders, consistent with prevailing compensation practices in the competitive marketplace for similarly-situated financial institutions.

Any future grants to employees and directors under the 2023 Equity Incentive Plan will be determined at the discretion of the Compensation Committee which may meet promptly after the approval of the plan. As of this time, the Compensation Committee has made no determination with respect to future grants to directors of the Company or to any named executive officer.

Required Vote and Recommendation of the Board of Directors

In order to approve the 2023 Equity Incentive Plan, the proposal must receive the affirmative vote of the affirmative vote of a majority of the votes cast at the annual stockholder meeting. The Board of Directors recommends a vote “FOR” the approval of the 2023 Equity Incentive Plan.

STOCKHOLDER PROPOSALS AND NOMINATIONS

Our Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the board of directors, our Secretary must receive written notice not earlier than the 100th day nor later than the 90th day before the anniversary date of the prior year’s annual meeting; provided, however, that in the event the date of the annual meeting is advanced more than 30 days before the anniversary of the preceding year’s annual meeting, then, to be timely, notice by the stockholder must be so received not later than the tenth day following the day on which public announcement of the date of such meeting is first made.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

The notice with respect to director nominations must include: (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person’s qualification to serve on our board of directors; (ii) an affidavit that such person would not be disqualified under the director qualification provisions of Article II, Section 12 of our Bylaws; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, or any successor rule or regulation; and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice: (i) the name and address of such stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation.

The 2024 annual meeting of stockholders is expected to be held on May 21, 2024. Advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us no earlier than February 6, 2024 and no later than February 16, 2024. If notice is received before February 6, 2024 or after February 16, 2024, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

In order to be eligible for inclusion in the proxy materials for our 2024 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office, 316 Second Avenue S.W., Cullman, Alabama 35055, no later than December 21, 2023, which is 120 days prior to the first anniversary of the date we expect to mail these proxy materials. If the date of the 2024 Annual Meeting of Stockholders is changed by more than 30 days from May 21, 2024, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934 (the “Exchange Act”).

In order to solicit proxies in support of director nominees other than the Company’s nominees for our 2023 Annual Meeting of Stockholders, a person must provide notice postmarked to our executive office, 316 Second Avenue S.W., Cullman, Alabama 35055, or transmitted electronically to Bancorp@cullmansavingsbank.com, no later than March 15, 2024. Any such notice and solicitation will be subject to the requirements of the proxy rules adopted under the Exchange Act.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act according to their best judgment.

MISCELLANEOUS

The Company’s 2022 Annual Report to Stockholders has been mailed to all stockholders of record as of the close of business on March 24, 2023. A copy will be furnished without charge to stockholders as of March 24, 2023 upon written or telephonic request to Robin O’Berry, Corporate Secretary, Cullman Bancorp, Inc., 316 Second Avenue, S.W., Cullman, Alabama 35055, at (256) 734-1740.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Cullman Bancorp, Inc.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2022 Annual Report are each available on the Internet at https://www.cullmansavingsbank.com/about/investor-relations/

BY ORDER OF THE BOARD OF DIRECTORS

Robin O’Berry
Corporate Secretary

Cullman, Alabama

April 19, 2023

APPENDIX A

CULLMAN BANCORP, INC.

2023 EQUITY INCENTIVE PLAN

ARTICLE 1 - GENERAL

Section 1.1 Purpose, Effective Date and Term. The purpose of this Cullman Bancorp, Inc. 2023 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Cullman Bancorp, Inc. (the “Company”), and its Subsidiaries, including Cullman Savings Bank (the “Bank”) by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company’s stockholders through the ownership of shares of Company Stock. The “Effective Date” of the Plan shall be the date on which the Plan satisfies the applicable stockholder approval requirements. The Plan will remain in effect as long as any Awards remain outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date. Upon shareholder approval of the Plan, no additional awards will be granted under the Cullman Bancorp, Inc. 2020 Equity Incentive Plan, which shall remain in existence solely for the purpose of administering outstanding grants under that plan.

Section 1.2 Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3 Participation. Each individual who is granted or holds an Award in accordance with the terms of the Plan will be a Participant in the Plan (a “Participant”). The grant of Awards shall be limited to Employees and Directors.

Section 1.4 Definitions. Capitalized terms used in the Plan are defined in Article 8 and elsewhere in the Plan.

ARTICLE 2 - AWARDS

Section 2.1 General. Any Award under the Plan may be granted singularly, or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions provided by the Committee with respect to the Award and as evidenced in an Award Agreement. Every Award under the Plan shall require a written Award Agreement. Subject to the provisions of Section 2.2(1)(d), an Award may be granted as an alternative to or replacement of an existing award under the Plan or any other plan of the Company or any Subsidiary (provided, however, that no reload Awards shall be granted hereunder) or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

(a) Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO, provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board of Directors, whichever is earlier, or (ii) to a non-employee. Unless otherwise specifically provided by its terms, any Stock Option granted under the Plan to an employee shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify the Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided however, that any modification will be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b) Restricted Stock Awards. A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or for such minimum consideration as may be required by applicable law, subject to a time-based vesting schedule or the satisfaction of market conditions or performance conditions.

(c) Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a time-based vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock; provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of Stock multiplied by the number of Restricted Stock Units being settled.

(d) Performance Awards. A Performance Award means an Award under Sections 2.2, 2.3 or 2.4 that vests upon the achievement of one or more specified performance measures, as further set forth in Section 8.1 under “Performance Award”.

Section 2.2 Stock Options.

(a) Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that specifies: (i) the number of Stock Options covered by the Stock Option; (ii) the date of grant of the Stock Option and the Exercise Price; (iii) the vesting period or conditions to vesting; and (iv) such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe. Stock Options may be granted as Performance Awards.

(b) Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to an ISO granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; further, provided, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an employee or director of an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the date of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c) Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any Stock Option with an Exercise Price as of an applicable date that is greater than the Fair Market Value of a share of Stock as of the same date that was granted under the Plan be bought back by the Company without shareholder approval.

(d) Prohibition Against Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s shareholders, neither the Committee nor the Board of Directors shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Award’s in-the-money value or in exchange for Stock Options or other Awards), replacement grants, or other means.

(e) Prohibition on Paying Dividends. No dividends shall be paid on Stock Options and no Dividend Equivalent Rights may be granted with respect to Stock Options.

Section 2.3. Restricted Stock Awards.

(a) Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement, that specifies: (i) the number of shares of Stock covered by the Restricted Stock Award; (ii) the date of grant of the Restricted Stock Award; (iii) the vesting period or conditions to vesting; and (iv) such other terms and conditions not inconsistent with the Plan, including the effect of termination of Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe. Restricted Stock Awards may be granted as Performance Awards. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine, including electronically and/or solely on the books and records maintained by the transfer agent. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock (including that the Restricted Stock may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of the Plan and Award Agreement) and/or that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(b) Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i) Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award shall be immediately distributed to the Participant. If the Committee determines to delay the distribution of dividends to a Participant until the vesting of an Award of Restricted Stock, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests.

(ii) Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to unvested, non-forfeited Restricted Stock Awards and the voting rights may be exercised by the Participant in his or her discretion.

(iii) Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in its direction (if the Participant is not a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4 Restricted Stock Units.

(a) Grant of Restricted Stock Unit Awards. Each Restricted Stock Unit shall be evidenced by an Award Agreement that specifies: (i) the number of Restricted Stock Units covered by the Award; (ii) the date of grant of the Restricted Stock Units; (iii) the Restriction Period; and (iv) such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company as the Committee may, in its discretion, prescribe.

(b) Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i) A Restricted Stock Unit Award shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. The Committee shall impose such conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures, restrictions under applicable laws or under the requirements of any Exchange or market upon which shares of Stock may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of the Restricted Stock Units. The Committee may make grants of Restricted Stock Units upon such terms and conditions as it may determine, which may include, but is not limited to, deferring receipt of the underlying shares of Stock provided the deferral complies with Section 409A of the Code and applicable provisions of the Plan.

(ii) Restricted Stock Units may be granted as Performance Awards.

(iii) Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of grant of a Restricted Stock Unit for which a Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv) A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

(v) In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be assigned to Restricted Stock Units. Unless the Committee determines otherwise with respect to any Restricted Stock Unit and specifies such determination in the relevant Award Agreement, a Dividend Equivalent Right, if any, shall be paid at the same time as a cash dividend or distribution is declared and paid with respect to shares of Stock subject to the Restricted Stock Unit.

Section 2.5 Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. At least ninety-five percent (95%) of all Awards under the Plan shall be subject to a vesting requirement of at least one year of Service following the grant of the Award and evidenced in the Award Agreement, subject to acceleration of vesting, to the extent authorized by the Committee or set forth in the Award Agreement, upon the Participant’s death, Disability or in connection with an Involuntary Termination at or following a Change in Control as set forth in Article IV.

Section 2.6 Deferred Compensation. Subject to approval by the Committee before an election is made, an Award of Restricted Stock Units may be deferred pursuant to a valid deferral election made by a Participant. If a deferral election is made by a Participant, the Award Agreement shall specify the terms of the deferral and shall constitute the deferral plan pursuant to the requirements of Code Section 409A. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A. Unless otherwise provided in a valid election form intended to comply with Code Section 409A, all Awards that are considered Deferred Compensation hereunder shall settle and be paid in no event later than 2 1⁄2 months following the end of the calendar year with respect to which the Award’s substantial risk of forfeiture lapsed.

Section 2.7. Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the reason(s) for the Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement or as set forth in any employment or severance agreement entered into by and between the Company and/or a Subsidiary and the Participant, the following provisions shall apply to each Award granted under this Plan:

(a) Upon the Participant’s Termination of Service for any reason other than due to Disability, death or Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination, and may be exercised only for a period of three (3) months following termination and any Restricted Stock or Restricted Stock Units that have not vested as of the date of Termination of Service shall expire and be forfeited.

(b) In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised (whether or not vested), and all Restricted Stock Awards and Restricted Stock Units that have not vested, shall expire and be forfeited.

(c) Upon Termination of Service on account of Disability or death, all Service-based Stock Options shall be fully exercisable, whether or not then exercisable, and all Service-based Restricted Stock Awards and Restricted Stock Units shall immediately vest as to all shares subject to an outstanding Award at the date of Termination of Service. Upon Termination of Service for reason of Disability or death, any Awards that vest based on the achievement of performance targets shall vest, pro-rata, by multiplying (i) the number of Awards that would be obtained based on achievement at target (or if actual achievement of the performance measures is greater than the target level, at the actual achievement level) as of the date of Disability or death, by (ii) a fraction, the numerator of which is the number of whole or partial months the Participant was in Service during the performance period and the denominator of which is the number of months in the performance period. Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability, or the remaining unexpired term of the Stock Option, if less, provided, however, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months after Termination of Service.

(d) In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and all Stock Options that have not vested as of as of the date of Termination of Service due to Retirement shall expire and be forfeited. In the event of Termination of Service due to Retirement, all Service-based Restricted Stock Awards and Service-based Restricted Stock Units that have not vested as of the date of Termination of Service due to Retirement shall expire and be forfeited and all Restricted Stock Units that vest based on the achievement of performance targets shall vest, pro-rata, by at the end of the applicable performance period, assuming achievement at target or better, by multiplying (i) the number of Awards that would be obtained based on achievement at target (or if actual achievement of the performance measures is greater than the target level, at the actual achievement level), by (ii) a fraction, the numerator of which is the number of whole or partial months the Participant was in Service during the performance period and the denominator of which is the number of months in the performance period.

(e) Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of the Stock Option.

(f) Notwithstanding the provisions of this Section 2.7, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards, Restricted Stock Units and Performance Awards is as set forth in Article 4.

Section 2.8. Holding Period for Vested Awards. As a condition of receipt of an Award, the Award Agreement may require a Participant to agree to hold a vested Award or shares of Stock received upon exercise of a Stock Option for a period of time specified in the Award Agreement (“Holding Period”). In connection with the foregoing, a Participant may be required to retain direct ownership of such shares until the earlier of (i) the expiration of the Holding Period following the date of vesting or (ii) such person’s termination of employment with the Company and any Subsidiary. The foregoing limitation, if applicable, shall not apply to the extent that an Award vests due to death, Disability or an Involuntary Termination at or following a Change in Control, or to the extent that (x) a Participant directs the Company to withhold or the Company elects to withhold shares of Stock with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld or (y) a Participant exercises a Stock Option by a net settlement, and in the case of (x) and (y) herein, only to the extent of the shares are withheld for tax purposes or for purposes of the net settlement.

ARTICLE 3 - Shares Subject to Plan

Section 3.1 Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2 Share Limitations.

(a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 620,548 shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is 443,249 shares of Stock. The maximum number of shares of Stock that may be issued as Restricted Stock Awards is 177,299 shares of Stock. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b) Computation of Shares Available. For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options or Restricted Stock Awards shall be reduced by the number of shares of Stock previously granted, subject to the following: (i) to the extent any shares of Stock covered by an Award (including Restricted Stock Awards) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3 Limitations on Grants to Employees and Directors.

(a) Employee Awards.

(i) Stock Options - Employees. The maximum number of shares of Stock, in the aggregate, that may be covered by a Stock Option granted to any one Employee under the Plan shall be 110,812 shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

(ii) Restricted Stock Awards - Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards granted to any one Employee under the Plan shall be 44,324 shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be issued as Restricted Stock Awards.

(b) Director Awards.

(i) Stock Options – Aggregate Limit. Individual non-employee Directors may be granted Stock Options of up to 22,162 shares, in the aggregate, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may be granted up to 132,974 shares all of which may be granted during any calendar year. These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

(ii) Restricted Stock Awards – Aggregate Limit. Individual non-employee Directors may be granted Restricted Stock Awards of up to 8,864 shares, in the aggregate, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may be granted up to 53,189 shares all of which may be granted during any calendar year. These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Restricted Stock Awards under Section 3.2.

(iii) Initial Grants to Non-Employee Directors. Each non-employee Director who is in the Service of the Company and/or a Subsidiary on the Effective Date (the date of the 2023 Company annual stockholder meeting at which stockholders approve the Plan (“2023 Annual Meeting”) shall automatically be granted an Award of Stock Options and Restricted Stock as follows:

(A) Stock Options – Non-Employee Directors. Each non-employee Director who is in the Service of the Company and/or Subsidiary immediately following the 2023 Annual Meeting shall receive, on or about August 18, 2023, a grant of 22,162 Stock Options, and this amount represents approximately 5% of the maximum number of shares of Stock that may be delivered as Stock Options under Section 3.2. These grants will vest at the rate of 20% per year, subject to acceleration in the event of death, Disability or an Involuntary Termination at or following a Change in Control.

(B) Restricted Stock Awards – Non-Employee Directors. Each non-employee Director who is in the Service of the Company and/or Subsidiary immediately following the 2023 Annual Meeting shall receive, on or about August 18, 2023, a grant of 8,864 shares of Restricted Stock, and this amount represents approximately 5% of the maximum number of shares of Stock that may be delivered as Restricted Stock Awards under Section 3.2. These grants will vest at the rate of 20% per year, subject to acceleration in the event of death, Disability or an Involuntary Termination at or following a Change in Control.

(c) The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4 Corporate Transactions.

(a) General. If the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Stock Options, Restricted Stock and Restricted Stock Unit Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Committee, so that the proportionate interest of the grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Stock Options shall not change the aggregate purchase price payable with respect to shares that are subject to the unexercised portion of the Stock Option outstanding but shall include a corresponding proportionate adjustment in the purchase price per share. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b) Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise set forth in the agreement relating to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which are outstanding immediately prior to such merger, consolidation or other business combination shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger. The Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash (or acquirer stock) payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section 3.5 Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be made on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 3.4 (relating to the adjustment of shares and cancellation of Stock Options in exchange for a cash or stock payment of the in-the-money value) and except as otherwise provided in the Plan and unless the Committee determines otherwise:

(a) Upon an Involuntary Termination at or following a Change in Control, all Service-based Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following an Involuntary Termination following a Change in Control, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following a termination of employment.

(b) Upon an Involuntary Termination at or following a Change in Control, all Service-based Awards of Restricted Stock Awards and Restricted Stock Units, shall be fully earned and vested immediately.

(c) Upon an Involuntary Termination at or following a Change in Control, all Performance Awards shall vest at the greater of the target level of performance or actual annualized performance measured as of the most recent completed fiscal quarter.

(d) Notwithstanding anything in the Plan to the contrary, in the event of a Change in Control in which the Company is not the surviving entity, any Awards granted under the Plan which are outstanding immediately prior to such Change in Control shall become fully vested in the event the successor entity does not assume the Awards granted under the Plan and Performance Awards shall vest at the rate specified in Section 4.1(c) of the Plan.

Section 4.2 Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a) Merger: The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b) Acquisition of Significant Share Ownership: A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c) Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or

(d) Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.

ARTICLE 5 - COMMITTEE

Section 5.1 Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board of Directors shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board of Directors (or if necessary to maintain compliance with the applicable listing standards, those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, or has listed or seeks to list its securities, may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2 Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:

(a) The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features, (including automatic exercise in accordance with Section 7.18) performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards, to cancel or suspend Awards (subject to the restrictions imposed by Article 6) and to reduce, eliminate or accelerate any restrictions applicable to an Award at any time after the grant of the Award, or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A. Notwithstanding the foregoing, the Committee will not have the authority or discretion to accelerate the vesting requirements applicable to an Award to avoid the one-year minimum vesting requirement pursuant to Section 2.5 except in the event of a Change in Control as provided under Section 4.1 of the Plan and in the event of termination due to death or Disability.

(b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c) The Committee will have the authority to define terms not otherwise defined herein.

(d) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and bylaws of the Company and applicable state corporate law.

(e) The Committee will have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) (a “Blackout Period”) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC; and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that the extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including (a) delegating to a committee of one or more members of the Board of Directors who are not “Disinterested Board Members,” the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities Exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with data and information it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee any evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5 Committee Action. The Committee shall hold meetings, and may make administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee, including interpretations of provisions of the Plan, shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1 General. The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan, and the Board of Directors or the Committee may, at any time, amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan before the date the amendment is adopted by the Board of Directors or made by the Committee; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan; (b) materially increase the aggregate number of securities that may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2 Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1 No Implied Rights.

(a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right, evidenced by an Award Agreement, to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c) No Rights as a Stockholder. Except as otherwise provided in the Plan or in an Award Agreement, no Award shall confer upon the holder thereof any rights as a stockholder of the Company before the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2 Transferability. Except as otherwise so provided by the Committee, Stock Options under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of the transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of Immediate Family Members or to charitable organizations, and; provided, further, that the transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable, except in the event of death, before the time that the Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, before the time that the Restricted Stock Unit Award vests in the Participant and property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s beneficiary.

A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

Section 7.3 Designation of Beneficiaries. A Participant may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend the designation. Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any the beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant in which case the Company, the Committee and such members thereof shall not be under any further liability to anyone.

Section 7.4 Non-Exclusivity. Neither the adoption of this Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval (and any subsequent approval by the stockholders of the Company) shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt other incentive arrangements as may be deemed desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units and/or Stock Options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5 Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant, and the Committee may, but need not require, that the Participant sign a copy of the Award Agreement. In the absence of a specific provision in the Award Agreement, the terms of the Plan shall control. In the event of a conflict between the terms of an Award Agreement and the Plan, the terms of the Plan will control.

Section 7.6 Form and Time of Elections; Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other written information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8 Tax Withholding.

(a) Payment by Participant. Each Participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any taxes from any payment of any kind otherwise due to the Participant. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any Participant is subject to and conditioned on tax withholding obligations being satisfied by the Participant.

(b) Payment in Stock. The Committee may require or permit the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.

Section 7.9 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution or unanimous written consent of its board of directors, or by action of one or more members of the board of directors (including a committee of the board of directors) who are duly authorized to act for the board or directors, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or Subsidiary.

Section 7.10 Successors. All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11 Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board of Directors, or an officer or Employee of the Company or a Subsidiary to whom authority was delegated in accordance with Section 5.3, shall be indemnified and held harmless by the Company (i) against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan; and (ii) against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.12 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award Agreement. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether the fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13 Governing Law. The Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Alabama, without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Alabama shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself or herself, and any legal action brought with respect to the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14 Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, non-qualified plan or other benefit plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been included in the Plan.

Section 7.16 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or an Award Agreement shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Notices, demands, claims and other communications shall be deemed given: (i) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery; (ii) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or (iii) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

If a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. These events include, but are not limited to, termination of employment for Cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

Section 7.18 Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a), any Stock Options that are exercisable but unexercised as of the day immediately before the expiration date of the Stock Option may be automatically exercised in accordance with procedures established for this purpose by the Committee, but only if the Exercise Price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the Exercise Price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the Exercise Price and any applicable minimum tax withholding.

Section 7.19 Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

Section 7.20. Awards Subject to Company Clawback Policies and Restrictions.

(a) Clawback Policies. Awards granted hereunder are subject to any clawback policy that may be adopted by the Company from time to time, whether pursuant to the provisions of Section 954 of the Dodd-Frank Act, implementing regulations thereunder, or otherwise. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and the automatic forfeiture provisions under Section 304 of the Sarbanes-Oxley Act of 2002 apply as a result, any Participant who was an executive officer of the Company at the time of grant or at the time of restatement shall be subject to “clawback” as if such person was subject to Section 304 of the Sarbanes-Oxley Act of 2002.

(b) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(c) Hedging/Pledging Policy Restrictions. Awards under the Plan shall be subject to the Company’s policies relating to hedging and pledging as such may be in effect from time to time.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

“10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

Award” means any Stock Option, Restricted Stock Award, Restricted Stock Unit or Performance Award or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

“Award Agreement” means the document (in whatever medium prescribed by the Committee and whether or not a signature is required or provided by a Participant) that evidences the terms and conditions of an Award. A copy of the Award Agreement will be provided (or made available electronically) to each Participant.

“Board of Directors” means the Board of Directors of the Company.

“Cause.” If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “cause,” then, for purposes of this Plan, the term “Cause” shall have the meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of (i) Participant’s conviction (including conviction on a nolo contendere plea) of a felony or of any lesser criminal offense involving moral turpitude, fraud or dishonesty; (ii) the willful commission by Participant of a criminal or other act that, in the reasonable judgment of the Board will likely cause substantial economic damage to the Company or the Bank or substantial injury to the business reputation of the Company or Bank; (iii) the commission by Participant of an act of fraud in the performance of his duties on behalf of the Company or Bank; (iv) Participant’s material violation of the Bank’s Code of Ethics; (v) the continuing willful failure of Participant to perform his employment duties to the Company or Bank after thirty (30) days’ written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to Participant by the Board; (vi) willful failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by the Company or a Subsidiary to cooperate, or the deliberate destruction of or deliberate failure to preserve documents or other materials that the Participant should reasonably know to be relevant to such investigation, after being instructed by the Company or a Subsidiary to preserve such documents, or the willful inducement of others to fail to cooperate or to fail to produce documents or other materials; or (vii) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of Participant’s employment by the Company or the Bank.

“Change in Control” has the meaning ascribed to it in Section 4.2.

“Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Director” means a member of the Board of Directors or of a board of directors of a Subsidiary.

“Disability.” If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a Disability has been incurred.

“Disinterested Board Member” means a member of the Board of Directors who: (a) is not a current Employee of the Company or a Subsidiary, (b) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, for services rendered as a consultant or in any capacity other than as a Director, except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto, and (c) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of a “Non-Employee Directors” under Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

“Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or Stock, as applicable, equal to the amount of dividends paid on a share of Stock, as specified in the Award Agreement.

“Employee” means any person employed by the Company or a Subsidiary, including Directors who are employed by the Company or a Subsidiary.

“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, national market system or automated quotation system, the closing sales price on that Exchange or over such system on that date or, in the absence of reported sales on that date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a an Exchange, national market system or automated quotation system, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.

“Good Reason.” A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i) a material reduction in Participant’s base salary or base compensation;

(ii) a material diminution in Participant’s authority, duties or responsibilities without the written consent of Participant;

(iii) a change in the geographic location at which Participant must perform his duties that is more than thirty (30) miles from the location of Participant’s principal workplace on the date of this Agreement; or

(iv) in the event a Participant is a party to an employment or change in control agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

Notwithstanding the foregoing, in the event an Award is subject to Code Section 409A, then “Good Reason” shall be defined in accordance with Code Section 409A, including the requirement that a Participant gives 60 days’ notice to the Company or the Subsidiary for whom the Participant is employed of the Good Reason condition and the Company or Subsidiary, as applicable, shall have 30 days to cure the Good Reason condition. Any distribution of an Award subject to Code Section 409A shall be subject to the distribution timing rules of Code Section 409A, including any delay in the distribution of such Award, which rules shall be set forth in the Award Agreement.

“Holding Period” has the meaning ascribed to it in Section 2.8.

“Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

“Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary, other than a termination for Cause, or termination of employment by an Employee Participant for Good Reason.

“Incentive Stock Option” or “ISO” has the meaning ascribed to it in Section 2.1(a).

“Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

“Performance Award” means an Award that vests in whole or in part upon the achievement of one or more specified performance measures, as determined by the Committee. Regardless of whether an Award is subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of a Performance Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. A Performance Award shall vest, or as to Restricted Stock Units be settled, after the Committee has determined that the performance goals have been satisfied.

Performance measures can include, but are not limited to: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; return on equity; net income or net income before taxes; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; financial return ratios; adjusted earnings, capital; increase in revenue; total shareholder return; net operating income, operating income; net interest margin or net interest rate spread; stock price; assets, growth in assets, loans or deposits, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, loan production volume, non-performing loans, deposits or assets; regulatory compliance or safety and soundness; achievement of balance sheet or income statement objectives and strategic business objectives, or any combination of these or other measures.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction. Subject to the preceding sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

“Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.

“Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4.

“Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

“Retirement” means retirement from employment with the Company or a Subsidiary in accordance with the then current retirement policies of the Company or Subsidiary, as applicable. “Retirement” with respect to a non-employee Director means the termination of service from the Board(s) of Directors of the Company and any Subsidiary following written notice to such Board(s) of Directors of the non-employee Directors intention to retire. Notwithstanding the foregoing, unless the Committee specifies otherwise at the time of an Award, an Employee who continues to serve on the Board following retirement as a Director or a Director who continues to serve as an advisory board member or director emeritus shall not be deemed to have terminated due to Retirement until both Service as an Employee and Director, or in the latter case, as a Director and advisory board member or director emeritus has terminated.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended and the rules, regulations and guidance promulgated thereunder and modified from time to time.

“Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of (i) any approved leave of absence for military service or sickness, or for any other purpose approved by the Company or a Subsidiary, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, (ii) transfers among the Company, any Subsidiary, or any successor entities, in any capacity of Employee or Director, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity as Employee or Director (except as otherwise provided in the Award Agreement).

“Stock” means the common stock of the Company, $0.01 par value per share.

“Stock Option” has the meaning ascribed to it in Sections 2.1(a) and 2.2.

“Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

“Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director), regardless of the reason for such cessation, subject to the following:

(1) The Participant’s cessation of Service as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(2) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services provided the leave of absence does not exceed six (6) months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six (6) months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the six (6) month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(3) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of the transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity by which the Participant is employed or to whom the Participant is providing Services.

(4) Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. If any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than fifty percent (50%) of the average level of bona fide Services in the thirty-six (36) months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, the payment or a portion of the payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(5) With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a) Actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b) References to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c) In computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d) References to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e) Indications of time of day mean East Coast time;

(f) The word “including” means “including, but not limited to”;

(g) All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h) All words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i) The captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j) Any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

CULLMAN BANCORP, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Local Time, on May 15, 2023.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

REVOCABLE PROXY

Please mark your votes like this ☒

FOR	AGAINST	ABSTAIN
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FOR	AGAINST	ABSTAIN
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Change of Address — Please print new address below.

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Comments — Please print your comments below.

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Signature____________________ **Signature, if held jointly**____________________ **Date**________, **2023.**

21993 Cullman Proxy Card_REV2—Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet—QUICK ï^ï^ï^ EASY IMMEDIATE—24 Hours a Day, 7 Days a Week or by Mail to Your vote Internet your shares vote authorizes in the same the manner named as proxies if you CULLMAN BANCORP, INC. marked, signed and returned your proxy card. Votes must be submitted received electronically by 11:59 p.m .over , Local the Time, Internet on May 15, 2023. INTERNET – www Use the .cstproxyvote Internet to vote .com your proxy. Have the your above proxy website card available . Follow when the prompts you access to vote your shares. MAIL and return – Mark, it in sign the postage and date -paid your envelope proxy card provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. ï³ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ï³ Please mark REVOCABLE PROXY your votes X like this A. Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR the listed Proposals. 1. Election of Directors each to serve for a three-year term: (1) Nancy F. McClellan (2) Lynne Butler Morton Mark below to vote FOR all nominees Mark below to WITHHOLD vote from all nominees Meeting Attendance. Mark box to the right if you plan to attend the Annual Meeting. Change of Address — Please print new address below. (1) (2) For All EXCEPT—To withhold a vote for one or more nominees, mark the box to the right and the corresponding numbered box(es) to the right. 2. The ratification of the appointment of FOR AGAINST ABSTAIN Comments — Please print your comments below. Crowe LLP as independent registered public accountants for the year ending December 31,2023. 3. The approval of the Cullman Bancorp, Inc. FOR AGAINST ABSTAIN 2023 Equity Incentive Plan. CONTROL NUMBER B. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Signature____________________________________ Signature, if held jointly_________________________________ Date_____________, 2023. Please sign exactly as name(s) appears hereon. Joint owners should each sign, but only one signature is required. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders Cullman Bancorp, Inc.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2022 Annual Report are each available on the Internet at: https://www.cullmansavingsbank.com/about/investor-relations/ ï³ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ï³ REVOCABLE PROXY THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS CULLMAN BANCORP, INC. ANNUAL MEETING OF STOCKHOLDERS The undersigned hereby appoints the full Board May of 16, Directors, 2023 other than the nominees, with full powers Cullman of substitution Bancorp, to act Inc as . which attorneys the undersigned and proxies for is entitled the undersigned to vote at to the vote Annual all shares meeting of common of Stockholders stock of S (the .W .“Meeting”) , Cullman, to Alabama, be held at at the 5:00 main p.m .office local oftime, Cullman on May Savings 16, 2023 Bank, . The located official at 316 proxy Second committee Avenue is authorized to cast all votes to which the undersigned is entitled as follows: THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES AND FOR PROPOSAL 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of Cullman Bancorp, Inc. at the Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of Cullman Bancorp, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting. The undersigned acknowledges receipt from Cullman Bancorp, Inc. prior to the execution of this proxy of a Notice of the Meeting, a proxy statement dated April 19, 2023 and the audited financial statements and notes for the year ended December 31, 2022. PLEASE COMPLETE IN THE ENCLOSED AND DATE POSTAGE THIS PROXY -PREPAID AND RETURN ENVELOPE IT PROMPTLY .